UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-08270



                   RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
                   ------------------------------------------
               (Exact name of registrant as specified in charter)



                          601 UNION STREET, SUITE 2801
                                SEATTLE, WA 98101
               (Address of principal executive offices) (Zip code)



                                 J. GLENN HABER
                          601 UNION STREET, SUITE 2801
                                SEATTLE, WA 98101
                     (Name and address of agent for service)



                           (800) 248-6314 Registrant's
                      telephone number, including area code



Date of fiscal year end: MARCH 31
                         --------



Date of reporting period:  MARCH 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT


RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS




MARCH 31, 2005

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS ........................................................3

COMMENTS FROM INVESTMENT ADVISOR ..............................................4

PORTFOLIO INVESTMENT RETURNS

         Small/Mid Cap Equity Portfolio .......................................5
         Core Equity Portfolio ................................................6
         Growth Equity Portfolio ..............................................7
         Balanced Portfolio ...................................................8
         Intermediate Fixed Income Portfolio ..................................9

FUND EXPENSES ................................................................10

SCHEDULES OF INVESTMENTS

         Small/Mid Cap Equity Portfolio ......................................12
         Core Equity Portfolio ...............................................15
         Growth Equity Portfolio .............................................18
         Balanced Portfolio ..................................................20
         Intermediate Fixed Income Portfolio .................................24

STATEMENTS OF ASSETS AND LIABILITIES .........................................26

STATEMENTS OF OPERATIONS .....................................................27

STATEMENTS OF CHANGES IN NET ASSETS ..........................................28

FINANCIAL HIGHLIGHTS .........................................................31

NOTES TO FINANCIAL STATEMENTS ................................................39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ......................45

DIRECTORY OF FUNDS' SERVICE PROVIDERS ........................................45

GENERAL INFORMATION ..........................................................47

INDEX DESCRIPTIONS ...........................................................48



                                      LOGO

                          601 Union Street, Suite 2801
                           Seattle, Washington 98101
                                  800.248.6314
                              www.rainierfunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Rainier Investment Management Mutual Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

this page is intentionally left blank.

--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

         Dear Shareholders,

         As Chairman of Rainier Investment Management Mutual Funds and a fellow shareholder, I'd like to express once again our appreciation for your valued investment in one of the five Portfolios covered in this report. If you are a new shareholder, welcome! This report, known as the Annual Report, contains audited financial statements for the fiscal year ending March 31, 2005. Also, you will see commentaries for each of the five Portfolios, which cover the last 12 months, followed by investment total returns. This report also contains financial statements detailing the expenses and holdings of the Portfolios. Finally, this Annual Report contains a Report of Independent Registered Public Accounting Firm, written by KPMG LLP.

         Returns for equities were more subdued for the 12 months ending March 31, 2005 than the spectacular market returns that we reported to you in our last Annual Report. Most indices were in the single digits. Fixed-income returns fared worse, as a result of rising interest rates, and suffered a slight loss in total return. All of the Rainier Investment Management Portfolios investing in equities enjoyed solid returns, and exceeded their primary index benchmarks for the period. The Rainier Small/Mid Cap Equity Portfolio gained 11.71% for the year ending March 31. The Core Equity Portfolio returned 8.00% for the year. And our newer Growth Equity Portfolio grew 5.46%, well in excess of the 1.16% increase of its primary benchmark, the Russell 1000(r) Growth Index. Growth-style investing in general continued to lag so-called value investing-a trend that has now persisted since 2000. The Rainier Balanced Portfolio, which invests approximately 60% of its portfolio in equity investments, gained 4.32% for the year, despite modest losses in the fixed-income portion of the Portfolio. Finally, the Intermediate Fixed Income Portfolio lost 1.02% for the year, the result of steady interest-rate increases by the Federal Reserve Board over the same period.

         New regulations have arrived at our mutual fund doorstep with regularity over the last year. Perhaps the most noteworthy are the requirements to name a chief compliance officer and to create a comprehensive compliance manual and procedures. We have done so, and are working earnestly to maintain a culture of compliance second to none.

         Thank you again for your investment in the Rainier Investment Management Mutual Funds.

                                                        Sincerely,

                                                        /s/ J. GLENN HABER
                                                        ------------------
                                                        J. Glenn Haber
                                                        Chairman
                                                        Rainier Investment
                                                        Management Mutual Funds




PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE. Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. (05/05)

--------------------------------------------------------------------------------
                        COMMENTS FROM INVESTMENT ADVISOR
--------------------------------------------------------------------------------

ABOUT THE ADVISOR: THE INVESTMENT ADVISOR TO THE FUNDS IS RAINIER INVESTMENT MANAGEMENT, INC.(R)(RIM) LOCATED IN SEATTLE, WASHINGTON. RIM -MANAGES $5.6 BILLION OF DISCRETIONARY ASSETS FOR PRIMARILY INSTITUTIONAL CLIENTS.

EQUITY COMMENTS

The one-year period ending March 31, 2005 provided a generally favorable environment for equity investors. Virtually all U.S. equity benchmarks posted positive returns, with the exception of small-capitalization growth shares. Significant outperformance by value stocks compared to growth shares was evident in all capitalization categories. Rising commodity prices, especially for crude oil and natural gas, were a key factor in the strong performance of value shares. We are pleased to report that all Rainier equity portfolios were able to exceed their benchmarks over this time frame.

         Throughout 2004 and into the first quarter of the new year we maintained a positive view of the U.S. economy and corporate earnings growth. Despite higher energy costs, we believed that a combination of low interest rates and corporate balance sheet strength would support a favorable business environment. We emphasized stocks that are sensitive to the economy, such as industrial cyclicals and energy-related issues. As we look toward the second half of 2005, however, we anticipate a slowing in the rate of earnings growth. While some cyclical issues such as aerospace and energy-related companies should continue to enjoy extended cycles, the market may begin to favor the stocks of more predictable earnings growth companies.

         Ever-present risks-geopolitical uncertainty, economic weakness in Europe and Japan, and a feeble dollar-temper our optimism. Nonetheless, stocks are not expensive in our view, and the earnings outlook for companies across a broad spectrum of industries remains bright.

         We remain committed to our investment discipline of identifying and investing in companies with compelling growth opportunities at prices that make sense. This approach has guided us since our inception, and will continue to guide us in the future. We appreciate your support.

Daniel M. Brewer, CFA                       Mark W. Broughton, CFA

Mark H. Dawson, CFA                         James R. Margard, CFA

Peter M. Musser, CFA




FIXED-INCOME COMMENTS

The fixed income markets had a tough year as the Lehman U.S. Government/Credit Intermediate Bond Index declined -0.34% for the one-year period ending March 31, 2005. The yield curve flattened dramatically as rates on shorter-maturity bonds rose more than rates on longer-maturity bonds. This led to unexpected returns within different maturity classifications of the bond market with intermediate-maturity bonds underperforming longer-maturity bonds by a relatively wide margin. The two-year Treasury rose sharply from 1.57% to 3.78%, while the 10-year Treasury rose quite modestly from 3.84% to 4.48%. Surprisingly, the 30-year Treasury yield fell slightly from 4.77% to 4.76%, a very unusual occurrence in an environment in which the Federal Reserve is increasing short-term interest rates to moderate economic growth and contain inflation. The Fed began the first of its seven 0.25% interest rate increases in June, bringing the Fed Funds rate from a historical low of 1.0% to its current 2.75%.

         After nearly two years as the top-performing sector, corporate bond valuations weakened in mid-March, sparked by General Motors' preannouncement that it would miss its first quarter and yearly earnings estimates. This was also a catalyst in helping to reverse the two-year trend of lower-quality bonds outperforming high-quality, as investors became more risk averse.

         We believe that the Fed will continue to increase rates in 0.25% increments over the next several months, reaching their neutral target rate of approximately 3.5%. Therefore, we anticipate that overall interest rates will move slowly and modestly higher for the remainder of 2005. Despite a rising rate scenario, we are optimistic that our high-quality, intermediate-duration investment strategy should mitigate the effects of rising interest rates, and over the longer term generate positive total returns.

Andrea L. Durbin, CFA

Matthew R. Kennedy, CFA

Michael E. Raney, CFA

--------------------------------------------------------------------------------
                          PORTFOLIO INVESTMENT RETURNS
--------------------------------------------------------------------------------

                                      LOGO

                         SMALL/MID CAP EQUITY PORTFOLIO

OBJECTIVE: The Small/Mid Cap Equity Portfolio seeks to maximize long-term capital appreciation. The Investment Advisor constructs a diversified portfolio of small- and medium-capitalization common stocks.

COMMENTARY: For the year ending March 31, 2005, the Small Mid/Cap Equity Portfolio returned 11.71% compared to 8.21% and 5.41% for the Russell 2500(tm) and 2000(r) Indices, respectively. The absolute return was encouraging considering the significant gains of the preceding year, while relative performance was very strong, particularly compared to growth-style indices. As expected, small- and mid-cap shares performed more in line with that of large caps, a trend we believe will continue. The energy sector led performance, with coal-producer Peabody Energy the top sector contributor. Consumer discretionary stocks, including retailer Neiman Marcus and creative imaging company Getty Images, were also strong. Joy Global, which sells coal and copper mining equipment and is the largest holding in the Portfolio, was the top performer over the year.


             HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

                             Small/Mid Cap
                           Equity Portfolio -    Consumer        Russell 2500
                            Original Shares     Price Index         Index

 Incep.    5/10/1994            10,000             10,000           10,000
           3/31/1995            11,938             10,237           10,999
           3/31/1996            16,519             10,563           14,279
           3/31/1997            18,925             10,855           15,518
           3/31/1998            28,138             11,004           22,014
           3/31/1999            23,303             11,194           19,094
           3/31/2000            33,879             11,615           27,394
           3/31/2001            28,515             11,954           23,695
           3/31/2002            32,030             12,130           27,241
           3/31/2003            24,728             12,497           20,704
           3/31/2004            38,784             12,714           33,259
           3/31/2005            43,325             13,114           35,990





TOTAL RETURNS

                                                                                        Since
March 31, 2005             6 Months     1 Year   3 Years*     5 Years*     10 Years*    Inception*
--------------------------------------------------------------------------------------------------
Small/Mid Cap Equity -
Original Shares
Inception Date 5/10/94      13.99%       11.71%    10.59%       5.04%        13.76%      14.40%
--------------------------------------------------------------------------------------------------
Small/Mid Cap Equity -
Institutional Shares
Inception Date 5/10/94      14.15        11.99     10.86        5.30         14.01       14.66
--------------------------------------------------------------------------------------------------
Russell 2500(tm) Index      10.63         8.21      9.73        5.61         12.59       12.47
--------------------------------------------------------------------------------------------------
Russell 2000(r) Index        8.00         5.41      8.05        4.01         10.43       10.28
--------------------------------------------------------------------------------------------------
Consumer Price Index         1.79         3.15      2.63        2.46          2.51        2.52
--------------------------------------------------------------------------------------------------

* Average annualized returns.

The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN WHAT IS SHOWN AND MAY BE OBTAINED AT 1-800-248-6314 OR WWW.RAINIERFUNDS.COM.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 48 for index descriptions.

                                      LOGO

                             CORE EQUITY PORTFOLIO


OBJECTIVE: The Core Equity Portfolio seeks to maximize long-term capital appreciation. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies.

COMMENTARY: The Core Equity Portfolio rose 8.00% in the year ending March 31 compared to a 6.69% increase in the Standard & Poor's 500 Index(r). Top contributors to Portfolio performance were led by energy-related shares (Unocal, Transocean, Noble Energy and Peabody Energy), health insurance provider Aetna and semiconductor manufacturer Marvell Technology Group. The Portfolio also benefited from its exposure to an improving aerospace cycle (Boeing) and selected cyclical shares (Rockwell Automation). Other stocks that made a substantial contribution to the Portfolio over the year included Neiman Marcus (retail), Franklin Resources (asset management) and Exelon (electrical utility). While we continue to see opportunity in cyclical and economically sensitive shares, we have selectively boosted our exposure to steady growth companies such as Gilead Sciences and Proctor & Gamble/Gillette.


             HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

                        Core Equity
                        Portfolio -     Standard & Poor's     Consumer
                      Original Shares       500 Index        Price Index

 Incep.    5/10/1994      10,000            10,000             10,000
           5/31/1994      10,183            10,256             10,007
           3/31/1995      11,787            11,512             10,237
           3/31/1996      16,341            15,204             10,563
           3/31/1997      19,263            18,219             10,855
           3/31/1998      28,826            26,964             11,004
           3/31/1999      31,318            31,941             11,194
           3/31/2000      41,358            37,671             11,615
           3/31/2001      32,374            29,503             11,954
           3/31/2002      32,447            29,575             12,130
           3/31/2003      24,331            22,252             12,497
           3/31/2004      32,287            30,067             12,714
           3/31/2005      34,869            32,079             13,114


TOTAL RETURNS

                                                                                        Since
March 31, 2005             6 Months     1 Year   3 Years*     5 Years*     10 Years*    Inception*
--------------------------------------------------------------------------------------------------
Core Equity -
Original Shares
Inception Date 5/10/94       8.78%        8.00%     2.43%      (3.36)%       11.46%      12.14%
--------------------------------------------------------------------------------------------------
Core  Equity -
Institutional Shares
Inception Date 5/10/94       8.96         8.33      2.70       (3.10)        11.71       12.40
--------------------------------------------------------------------------------------------------
S&P 500 Index                6.88         6.69      2.75       (3.16)        10.79       11.29
--------------------------------------------------------------------------------------------------
Russell 1000(r) Index        7.71         7.24      3.35       (2.97)        10.93       11.35
--------------------------------------------------------------------------------------------------
Consumer Price Index         1.79         3.15      2.63        2.46          2.51        2.52
--------------------------------------------------------------------------------------------------

* Average annualized returns.

The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN WHAT IS SHOWN AND MAY BE OBTAINED AT 1-800-248-6314 OR WWW.RAINIERFUNDS.COM.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. The Advisor has an agreement in place to limit expenses. However, the expense limits currently have not been exceeded. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 48 for index descriptions.

                                      LOGO

                            GROWTH EQUITY PORTFOLIO

OBJECTIVE: The Growth Equity Portfolio seeks to -maximize long-term capital appreciation. The Portfolio invests -primarily in the common stock of U.S. growth companies.

COMMENTARY: The Growth Equity Portfolio rose 5.46% for the year ending March 31 compared to a 1.16% increase in the Russell 1000(r) Growth Index. Growth stocks continued to lag value shares during the year, primarily because of a decline in the technology sector. The Growth Equity Portfolio was able to post favorable relative returns because of strong stock selection in financial services (Legg Mason, Moody's), consumer discretionary shares (Coach, Starbucks, Las Vegas Sands) and health-care stocks (Aetna, United Healthcare). Despite a struggling technology sector, we were also able to identify some winners, including Apple Computer and Marvell Technology Group. Following a multiyear period of outperformance by value shares, we believe that growth shares are poised to deliver improved relative performance.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000


                       Growth Equity     Russell 1000        Consumer
                         Portfolio       Growth Index       Price Index

           6/15/2000       10,000           10,000            10,000
           3/31/2001        5,772            5,936            10,247
           3/31/2002        5,764            5,817            10,398
           3/31/2003        4,392            4,260            10,712
           3/31/2004        5,932            5,631            10,899
           3/31/2005        6,256            5,697            11,242



TOTAL RETURNS

                                                                        Since
March 31, 2005             6 Months     1 Year       3 Years*         Inception*
--------------------------------------------------------------------------------
Growth Equity
Inception Date 6/15/00       7.71%        5.46%        2.77%            (9.32)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    4.71         1.16        (0.69)           (11.07)
--------------------------------------------------------------------------------
S&P 500 Index(r)             6.88         6.69         2.75             (3.27)
--------------------------------------------------------------------------------
Consumer Price Index         1.79         3.15         2.63              2.47
--------------------------------------------------------------------------------

*Average annualized returns.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN WHAT IS SHOWN, AND MAY BE OBTAINED AT 1-800-248-6314 OR WWW.RAINIERFUNDS.COM.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 48 for index descriptions.

                                      LOGO


                               BALANCED PORTFOLIO

OBJECTIVE: The Balanced Portfolio seeks to provide investors with a balance of long-term capital -appreciation and current income. The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies; investment-grade, intermediate-term debt securities; and cash equivalent securities.

COMMENTARY: The Balanced Portfolio rose 4.32% during the year ending March 31 compared to a 4.01% return for the benchmark Balanced Index. Positive returns in the equity component of the Portfolio were partially offset by a slightly negative return in the fixed-income segment. Bonds, especially short-term issues, were pressured throughout the year by seven successive Federal Reserve tightenings. On the equity side, the Portfolio benefited from the same stocks mentioned in the Core Equity Portfolio commentary. Other stocks that made meaningful contributions to performance included Joy Global (heavy mining equipment) and Getty Images (digital images). The asset allocation of the Portfolio at the end of the fiscal year was 64% stocks and 36% bonds. We believe that stocks will outperform bonds in the coming year.


             HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000


                      Balanced Portfolio -      Consumer
                        Original Shares        Price Index      Balanced Index

 Incep.    5/10/1994         10,000                10,000             10,000
           3/31/1995         11,222                10,237             11,128
           3/31/1996         14,092                10,563             13,624
           3/31/1997         15,760                10,855             15,503
           3/31/1998         21,209                11,004             20,372
           3/31/1999         22,741                11,194             23,246
           3/31/2000         27,196                11,615             25,988
           3/31/2001         24,102                11,954             23,529
           3/31/2002         24,509                12,130             24,115
           3/31/2003         21,863                12,497             21,299
           3/31/2004         26,400                12,714             26,044
           3/31/2005         27,542                13,114             27,089


TOTAL RETURNS

                                                                                          Since
March 31, 2005             6 Months     1 Year   3 Years*     5 Years*     10 Years*    Inception*
--------------------------------------------------------------------------------------------------
Balanced -
Original Shares
Inception Date 5/10/94       5.08%        4.32%     3.97%       0.25%         9.39%       9.74%
--------------------------------------------------------------------------------------------------
Balanced  -
Institutional Shares
Inception Date 5/10/94       5.19         4.57      4.23        0.51          9.65       10.00
--------------------------------------------------------------------------------------------------
S&P 500 Index(r)             6.88         6.69      2.75       (3.16)        10.79       11.29
--------------------------------------------------------------------------------------------------
Balanced Index               4.02         4.01      3.95        0.83          9.30        9.58
--------------------------------------------------------------------------------------------------
Lehman U.S. Govt./Credit
Intermediate Bond Index     (0.45)       (0.34)     5.44        6.70          6.60        6.61
--------------------------------------------------------------------------------------------------
Consumer Price Index         1.79         3.15      2.63        2.46          2.51        2.52
--------------------------------------------------------------------------------------------------


* Average annualized returns. The performance figures for the Institutional Shares for periods prior to 5/2/02 represent the performance for Original Shares, which have been restated to reflect the elimination of 0.25% of 12b-1 fees. Had this 12b-1 fee been reflected, performance would have been reduced.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN WHAT IS SHOWN, AND MAY BE OBTAINED AT 1-800-248-6314 OR WWW.RAINIERFUNDS.COM.

SMALL- AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES. Investment performance reflects fee reductions and/or recoupment. In the absence of such reductions, total returns would be reduced. In the absence of recoupment, total returns would be greater. Please refer to the Schedule of Investments for complete fund holdings. Fund holdings and sector weightings are subject to change at any time due to ongoing portfolio management. References to specific investments should not be construed as a recommendation by the Fund or the Advisor to buy or sell securities. See page 48 for index descriptions.

                                      LOGO

                      INTERMEDIATE FIXED INCOME PORTFOLIO

OBJECTIVE: The Intermediate Fixed Income Portfolio seeks to provide investors with current income. The Fund invests primarily in a diversified portfolio of investment-grade, intermediate-term debt -securities providing current income. The Portfolio does not use risky derivative instruments.

COMMENTARY: The Intermediate Fixed Income Portfolio posted a return of -1.02% compared to a -0.34% return of the Lehman U.S. Government/Credit Intermediate Bond Index, in what could be characterized as a difficult year for intermediate-term bond portfolios. The Federal Reserve began increasing short-term interest rates in late June and continued to nudge up the overnight lending rate from a low of 1% to its current 2.75%. This resulted in a flattening yield curve in which longer-term bonds dramatically outperformed short- and intermediate-term bonds. The biggest surprise during the year was that longer-term interest rates did not increase more in the face of higher inflation, solid economic growth, higher oil prices and a weaker U.S. dollar. We expect the Fed to continue increasing short-term rates over the next few months and have recently added mortgages to the Portfolio for their high quality and expected return potential in a rising interest-rate environment.

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $10,000

                                            Lehman U.S. Government/
                        Intermediate Fixed   Credit Intermediate      Consumer
                         Income Portfolio       Bond Index           Price Index

 Incep.    5/10/1994          10,000              10,000                10,000
           3/31/1995          10,492              10,606                10,237
           3/31/1996          11,422              11,622                10,563
           3/31/1997          11,804              12,180                10,855
           3/31/1998          12,880              13,357                11,004
           3/31/1999          13,716              14,234                11,194
           3/31/2000          13,976              14,529                11,615
           3/31/2001          15,574              16,296                11,954
           3/31/2002          16,243              17,138                12,130
           3/31/2003          18,012              19,146                12,497
           3/31/2004          18,932              20,161                12,714
           3/31/2005          18,739              20,092                13,114



TOTAL RETURNS

                                                                                          Since
March 31, 2005             6 Months     1 Year   3 Years*     5 Years*     10 Years*    Inception*
--------------------------------------------------------------------------------------------------

Intermediate Fixed Income
Inception Date 5/10/94      (0.66)%      (1.02)%    4.88%       6.04%         5.97%       5.93%
--------------------------------------------------------------------------------------------------
Lehman U.S. Govt./Credit
Intermediate Bond Index     (0.45)       (0.34)     5.44        6.70          6.60        6.61
--------------------------------------------------------------------------------------------------
91-Day U.S. Treasury
Bill Index                   1.01         1.58      1.38        2.64          3.91        4.00
--------------------------------------------------------------------------------------------------
Consumer Price Index         1.79         3.15      2.63        2.46          2.51        2.52
--------------------------------------------------------------------------------------------------

* Average annualized returns.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE TO THE MOST RECENT MONTH-END MAY BE LOWER OR HIGHER THAN WHAT IS SHOWN, AND MAY BE OBTAINED AT 1-800-248-6314 OR WWW.RAINIERFUNDS.COM.

INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER-TERM DEBT SECURITIES. Please refer to the Schedule of Investments for complete fund holdings. Investment performance reflects fee reductions. In the absence of such reductions, total return would be reduced. See page 48 for index descriptions.

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------


RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
MARCH 31, 2005 (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Original Class only); and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/04 to 3/31/05.

ACTUAL EXPENSES

The information in the tables under the headings "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the tables under the headings "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as exchange fees. Therefore, the information under the headings "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


SMALL/MID CAP EQUITY PORTFOLIO
                                                                    Hypothetical Performance
EXPENSES EXAMPLE                          Actual Performance      (5% return before expenses)
                                       Original    Institutional   Original     Institutional
                                        Class        Class          Class          Class
----------------------------------------------------------------------------------------------
Beginning Account Value (10/1/04)     $1,000.00      $1,000.00     $1,000.00     $1,000.00
Ending Account Value (3/31/05)        $1,139.90      $1,141.50     $1,018.70     $1,019.95
Expenses Paid during Period*             $ 6.67         $ 5.34        $ 6.29        $ 5.04
----------------------------------------------------------------------------------------------

*FOR EACH CLASS OF THE FUND, EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO FOR THE CLASS (1.25 FOR ORIGINAL CLASS, 1.00 FOR INSTITUTIONAL CLASS), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).


CORE EQUITY PORTFOLIO
                                                                     Hypothetical Performance
EXPENSES EXAMPLE                            Actual Performance      (5% return before expenses)
                                      Original    Institutional      Original   Institutional
                                        Class        Class          Class          Class
----------------------------------------------------------------------------------------------
Beginning Account Value (10/1/04)       $1,000.00    $1,000.00      $1,000.00     $1,000.00
Ending Account Value (3/31/05)          $1,087.80    $1,089.60      $1,019.25     $1,020.49
Expenses Paid during Period*               $ 5.93       $ 4.64         $ 5.74        $ 4.48
----------------------------------------------------------------------------------------------

*FOR EACH CLASS OF THE FUND, EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO FOR THE CLASS (1.14% FOR ORIGINAL CLASS, 0.89% FOR INSTITUTIONAL CLASS), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).


GROWTH EQUITY PORTFOLIO
                                                                 Hypothetical Performance
EXPENSE EXAMPLE                       Actual Performance       (5% return before expenses)
-------------------------------------------------------------------------------------------
Beginning Account Value (10/1/04)          $1,000.00                    $1,000.00
Ending Account Value (3/31/05)             $1,077.10                    $1,019.00
Expenses Paid during Period*                  $ 6.16                       $ 5.99
-------------------------------------------------------------------------------------------

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.19%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).


BALANCED PORTFOLIO
                                                                   Hypothetical Performance
EXPENSES EXAMPLE                            Actual Performance    (5% return before expenses)
                                      Original    Institutional    Original   Institutional
                                        Class        Class          Class        Class
--------------------------------------------------------------------------------------------
Beginning Account Value (10/1/04)     $1,000.00    $1,000.00        $1,000.00   $1,000.00
Ending Account Value (3/31/05)        $1,050.80    $1,051.90        $1,019.00   $1,020.24
Expenses Paid during Period*             $ 6.08       $ 4.81           $ 5.99      $ 4.73
--------------------------------------------------------------------------------------------

*FOR EACH CLASS OF THE FUND, EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO FOR THE CLASS (1.19% FOR ORIGINAL CLASS, 0.94% FOR INSTITUTIONAL CLASS), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).


INTERMEDIATE FIXED INCOME PORTFOLIO
                                                                 Hypothetical Performance
EXPENSE EXAMPLE                       Actual Performance       (5% return before expenses)
-------------------------------------------------------------------------------------------
Beginning Account Value (10/1/04)      $1,000.00                     $1,000.00
Ending Account Value (3/31/05)         $  993.40                     $1,022.19
Expenses Paid during Period*             $ 2.73                         $ 2.77

*EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.55%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).



--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                      LOGO

                     RAINIER SMALL/MID CAP EQUITY PORTFOLIO

                      SECTOR REPRESENTATION AS OF 3/31/05
                               (% OF NET ASSETS)

      Autos and Transportation                        1.8%
      Consumer Discretionary and Services            17.9%
      Consumer Staples                                2.6%
      Energy                                         16.9%
      Financial Services                             13.2%
      Health Care                                     9.9%
      Materials and Processing                       10.9%
      Other                                           0.4%
      Producer Durables                               7.6%
      Technology                                     14.6%
      Utilities                                       2.7%


March 31, 2005

COMMON STOCKS  (98.5%)                                  Shares          Value
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION (1.8%)
Alaska Air Group, Inc.*                                133,150     $   3,919,936
Autoliv, Inc.                                           74,450         3,547,542
OMI, Corp.                                             439,850         8,423,127
                                                                   -------------
TOTAL AUTOS AND TRANSPORTATION                                        15,890,605
                                                                   -------------

CONSUMER DISCRETIONARY AND SERVICES (17.9%)
Activision, Inc.*                                      337,533         4,995,488
Advance Auto Parts, Inc.*                              106,200         5,357,790
aQuantive, Inc.*                                       829,650         9,184,225
Ask Jeeves, Inc.*                                      175,925         4,939,974
CKE Restaurants, Inc.*                                 487,700         7,730,045
Elizabeth Arden, Inc.*                                 289,750         6,878,665
Estee Lauder Companies Inc.                            168,150         7,563,387
Getty Images, Inc.*                                    181,150        12,881,576
Grupo Televisa SA, ADR                                 214,500        12,612,600
Helen of Troy Ltd.*                                    168,700         4,619,006
InfoSpace, Inc.*                                       447,900        18,287,757
Labor Ready, Inc.*                                     799,450        14,909,742
MSC Industrial Direct Co., Inc.                        369,450        11,290,392
Neiman Marcus Group, Inc.                              102,200         9,352,322
Nordstrom, Inc.                                        191,200        10,588,656
Prestige Brands Holdings, Inc.*                        123,250         2,175,362
Scientific Games Corp. Cl. A*                          388,215         8,870,713
Tempur-Pedic International, Inc.*                      398,500         7,436,010
                                                                   -------------
TOTAL CONSUMER DISCRETIONARY AND SERVICES                            159,673,710
                                                                   -------------

CONSUMER STAPLES (2.6%)
7-Eleven, Inc.*                                        140,000         3,362,800
Molson Coors Brewing Co.                                20,000         1,543,400
Smithfield Foods, Inc.*                                404,950        12,776,172





                                      -12-

SCHEDULE OF INVESTMENTS -- SMALL/MID CAP EQUITY PORTFOLIO, CONTINUED




SunOpta, Inc.*                                       1,011,800     $   5,160,180
                                                                   -------------
TOTAL CONSUMER STAPLES                                                22,842,552
                                                                   -------------

ENERGY (9.9%)
Canadian Natural Resources Ltd.                         44,200         2,511,444
Carrizo Oil & Gas, Inc.*                                32,800           557,272
Core Laboratories N.V.*                                273,800         7,028,446
ENSCO International Inc.                               192,850         7,262,731
Hydril Co.*                                             85,450         4,991,134
KCS Energy, Inc.*                                      606,700         9,318,912
Nabors Industries Ltd.*                                161,400         9,545,196
National-Oilwell Varco, Inc.*                          122,800         5,734,760
Noble Energy, Inc.                                     226,800        15,426,936
Peabody Energy Corp.                                   279,000        12,934,440
Transocean, Inc.*                                      111,100         5,717,206
Weatherford International Ltd.*                        129,100         7,480,054
                                                                   -------------
TOTAL ENERGY                                                          88,508,531
                                                                   -------------

FINANCIAL SERVICES (16.9%)
Affiliated Managers Group, Inc.*                       243,050        15,076,391
Arch Capital Group Ltd.*                                35,950         1,439,438
Assurant, Inc.                                         243,200         8,195,840
Bear Stearns Companies, Inc.                            32,600         3,256,740
CB Richard Ellis Group, Inc.*                          383,550        13,420,414
CheckFree Corp.*                                       209,800         8,551,448
Commercial Capital Bancorp, Inc.                       497,900        10,132,265
Equity Inns, Inc.                                      745,700         8,225,071
General Growth Properties, Inc.                        121,340         4,137,694
Glacier Bancorp, Inc.                                  153,233         4,673,606
Jones Lang LaSalle Inc.*                               113,350         5,287,777
Northern Trust Corp.                                   134,050         5,823,132
Philadelphia Consolidated Holding Corp.*               103,000         7,985,590
Redwood Trust, Inc.                                    164,175         8,402,476
Safeco Corp.                                           155,850         7,591,454
SEI Investments Co.                                    312,300        11,292,768
Sovereign Bancorp, Inc.                                236,250         5,235,300
Sunstone Hotel Investors, Inc.                         182,100         3,906,045
W.R. Berkely Corp.                                     266,700        13,228,320
Zions Bancorp                                           74,800         5,162,696
                                                                   -------------
TOTAL FINANCIAL SERVICES                                             151,024,465
                                                                   -------------

HEALTH CARE (13.2%)
American Pharmaceutical Partners, Inc.*                337,875        17,481,653
ArthroCare Corp.*                                      153,450         4,373,325
Cytyc Corp.*                                           510,700        11,751,207
Intuitive Surgical, Inc.*                              261,500        11,890,405
Invitrogen Corp.*                                      159,000        11,002,800
Kinetic Concepts, Inc.*                                139,700         8,333,105
Kyphon, Inc.*                                          468,950        11,803,472
Laserscope*                                            243,710         7,735,355
LifePoint Hospitals, Inc.*                              57,450         2,518,608
MGI Pharma, Inc.*                                      141,450         3,574,442
PacifiCare Health Systems, Inc.*                       193,900        11,036,788
QIAGEN N.V.*                                           311,900         3,724,086
Serologicals Corp.*                                    156,600         3,827,304
Shamir Optical Industry Ltd.*                          137,900         2,130,555
United Therapeutics Corp.*                              97,650         4,462,117
Wright Medical Group, Inc.*                             93,000         2,232,000
                                                                   -------------
TOTAL HEALTH CARE                                                    117,877,222
                                                                   -------------

MATERIALS AND PROCESSING (10.9%)
Airgas, Inc.                                           337,000         8,050,930
Cemex S.A. de CV ADR                                   234,550         8,502,438
Century Aluminum Co.*                                  221,650         6,707,129
Ceradyne, Inc.*                                        325,600         7,283,672
Cleveland-Cliffs Inc.                                  101,400         7,389,018
Jacobs Engineering Group, Inc.*                        153,600         7,974,912
Lyondell Chemical Co.                                  343,650         9,594,708
NCI Building System, Inc.*                             182,450         7,042,570
Olin Corp.                                             302,800         6,752,440
Phelps Dodge Corp.                                     118,900        12,095,697
Precision Castparts Corp.                              158,550        12,209,936
Smurfit-Stone Container Corp.*                         246,250         3,809,488
                                                                   -------------
TOTAL MATERIALS AND PROCESSING                                        97,412,938
                                                                   -------------

OTHER (0.4%)
Eaton Corp.                                             51,000         3,335,400
                                                                   -------------

PRODUCER DURABLES (7.6%)
Esterline Technologies Corp.*                          112,700         3,893,785
Headwaters Inc.*                                       133,400         4,378,188
Hubbell, Inc.                                          119,250         6,093,675
Joy Global, Inc.                                       694,250        24,340,405
Nordson Corp.                                          203,501         7,492,907
Parker-Hannifin Corp.                                   95,450         5,814,814
Tektronix, Inc.                                        197,050         4,833,637
Thomas & Betts Corp.*                                  332,900        10,752,670
                                                                   -------------
TOTAL PRODUCER DURABLES                                               67,600,081
                                                                   -------------

TECHNOLOGY (14.6%)
American Science & Engineering, Inc.*                   24,250         1,084,218
AudioCodes Ltd.*                                       289,200         3,256,392




                                      -13-

SCHEDULE OF INVESTMENTS -- SMALL/MID CAP EQUITY PORTFOLIO, CONTINUED



Autodesk, Inc.                                         211,550     $   6,295,728
Avid Technology, Inc.*                                 244,100        13,210,692
Brocade Communications Systems, Inc.*                  868,150         5,139,448
Cognos, Inc.*                                          199,050         8,348,157
F5 Networks, Inc.*                                     253,300        12,789,117
Hyperion Solutions Corp.*                              220,700         9,735,077
Macromedia, Inc.*                                      260,774         8,735,929
Marvell Technology Group Ltd.*                         242,550         9,299,367
Mercury Interactive Corp.*                             192,300         9,111,174
Microsemi Corp.*                                       386,650         6,298,529
Novatel Wireless, Inc.*                                142,002         1,526,522
RADWARE, Ltd.*                                         186,150         4,368,941
Rockwell Automation, Inc.                              207,850        11,772,624
Sigamatel, Inc.*                                       287,650        10,766,740
Websense, Inc.*                                         78,200         4,207,160
Witness Systems, Inc.*                                 237,850         4,174,268
                                                                   -------------
TOTAL TECHNOLOGY                                                     130,120,083
                                                                   -------------

UTILITIES (2.7%)
KeySpan Corp.                                           12,125           472,511
Kinder Morgan, Inc.                                     69,000         5,223,300
NII Holdings, Inc.*                                    114,750         6,598,125
PPL Corp.                                              121,900         6,581,381
Turkcell Iletisim Hizmetleri AS                        295,350         5,044,578
                                                                   -------------
TOTAL UTILITIES                                                       23,919,895
                                                                   -------------

TOTAL COMMON STOCKS
 (cost $771,498,841)                                               $ 878,205,482
                                                                   -------------

SHORT-TERM INVESTMENTS  (1.7%)                   PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER  (1.7%)
General Electric Capital Corp.
2.730%  04-01-2005                             $    15,244,000     $  15,244,000
                                                                   -------------

VARIABLE-RATE DEMAND NOTES**  (0.0%)
American Family Demand Note
2.466%  12-31-2031                                      19,470            19,470
Wisconsin Corp. Central Credit Union
2.520%  12-31-2031                                      18,869            18,869
                                                                   -------------
TOTAL VARIABLE-RATE DEMAND NOTES                                          38,339
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $15,282,339)                                                $  15,282,339
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (100.2%)
(cost $786,781,180)                                                $ 893,487,821
                                                                   -------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                      $  (1,804,232)
                                                                   -------------

NET ASSETS (100.0%)                                                $ 891,683,589
                                                                   =============

*    Non-income producing security.

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.


See accompanying Notes to Financial Statements.



                                      -14-

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                      LOGO


                          RAINIER CORE EQUITY PORTFOLIO


                      SECTOR REPRESENTATION AS OF 3/31/05
                               (% OF NET ASSETS)

                Consumer Discretionary                  9.4%
                Consumer Staples                        8.5%
                Energy                                 11.3%
                Financials                             17.8%
                Health Care                            12.7%
                Industrials                            17.7%
                Information Technology                 14.4%
                Materials                               5.5%
                Telecommunication Services              1.6%
                Utilities                               1.7%


March 31, 2005

COMMON STOCKS  (100.6%)                               Shares           Value
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (9.4%)
Advance Auto Parts, Inc.*                             84,000       $   4,237,800
Autoliv, Inc.                                         28,250           1,346,112
Best Buy Co., Inc.                                   104,300           5,633,243
Comcast Corp. Cl A*                                  220,550           7,450,179
eBay, Inc.*                                          119,200           4,441,392
Getty Images, Inc.*                                   52,650           3,743,941
Hilton Hotels Corp.                                  137,575           3,074,801
J.C. Penney Co., Inc.                                 40,000           2,076,800
Neiman Marcus Group, Inc.                             38,200           3,495,682
Nordstrom, Inc.                                      122,800           6,800,664
PETsMART, Inc.                                        84,700           2,435,125
Walt Disney Co.                                      150,700           4,329,611
                                                                   -------------
TOTAL CONSUMER DISCRETIONARY                                          49,065,350
                                                                   -------------

CONSUMER STAPLES (8.5%)
CVS Corp.                                             23,675           1,245,778
Estee Lauder Companies, Inc.                         132,600           5,964,348
Gillette Co.                                         194,150           9,800,692
Kellogg Co.                                          104,750           4,532,532
Molson Coors Brewing Co.                              34,200           2,639,214
PepsiCo, Inc.                                        145,356           7,708,229
Procter & Gamble Co.                                 147,900           7,838,700
Smithfield Foods, Inc.*                              155,950           4,920,222
                                                                   -------------
TOTAL CONSUMER STAPLES                                                44,649,715
                                                                   -------------

ENERGY (11.3%)
ENSCO International Inc.                             117,350           4,419,401
Exxon Mobil Corp.                                    272,902          16,264,959
Grant Prideco, Inc.*                                 125,450           3,030,872
Kinder Morgan, Inc.                                   25,325           1,917,102
Nabors Industries Ltd.*                              113,300           6,700,562
National-Oilwell Varco, Inc.*                        100,750           4,705,025
Noble Energy, Inc.                                   138,700           9,434,374
Transocean, Inc.*                                     65,800           3,386,068



                                      -15-

SCHEDULE OF INVESTMENTS -- CORE EQUITY PORTFOLIO, CONTINUED



Unocal Corp.                                          68,450       $   4,222,680
Weatherford International Ltd.*                       90,750           5,258,055
                                                                   -------------
TOTAL ENERGY                                                          59,339,098
                                                                   -------------

FINANCIALS (17.8%)
Affiliated Managers Group, Inc.*                      59,050           3,662,871
Allstate Corp.                                        45,950           2,484,057
American Express Co.                                 170,250           8,745,742
American International Group, Inc.                    89,007           4,931,878
Bank of America Corp.                                233,392          10,292,587
Charles Schwab Corp.                                 447,300           4,701,123
Chubb Corp.                                           83,700           6,634,899
Citigroup, Inc.                                      297,436          13,366,774
Franklin Resources, Inc.                             108,650           7,458,822
Goldman Sachs Group, Inc.                             86,100           9,470,139
Lehman Brothers Holdings, Inc.                        67,100           6,318,136
Prudential Financial, Inc.                           135,750           7,792,050
Wachovia Corp.                                        52,720           2,683,975
Wells Fargo & Co.                                     80,650           4,822,870
                                                                   -------------
TOTAL FINANCIALS                                                      93,365,923
                                                                   -------------

HEALTH CARE (12.7%)
Aetna, Inc.                                           70,800           5,306,460
Amgen, Inc.*                                          81,025           4,716,465
Boston Scientific Corp.*                              75,150           2,201,143
Caremark Rx, Inc.*                                   148,300           5,899,374
Cytyc Corp.*                                         126,300           2,906,163
Eli Lilly & Co.                                      132,900           6,924,090
Gilead Sciences, Inc.*                               219,100           7,843,780
Invitrogen Corp.*                                     48,400           3,349,280
Johnson & Johnson                                    142,977           9,602,335
Medtronic, Inc.                                       93,000           4,738,350
Novartis AG ADR                                      148,200           6,932,796
Pfizer, Inc.                                         224,800           5,905,496
                                                                   -------------
TOTAL HEALTH CARE                                                     66,325,732
                                                                   -------------

INDUSTRIALS (14.4%)
3M Co.                                                55,700           4,772,933
Alaska Air Group, Inc.*                               74,100           2,181,504
Boeing Co.                                           118,375           6,920,203
Eaton Corp.                                           82,700           5,408,580
General Electric Co.                                 573,374          20,675,866
Jacobs Engineering Group, Inc.*                       74,300           3,857,656
Joy Global, Inc.                                     127,275           4,462,262
Norfolk Southern Corp.                                58,350           2,161,868
Parker-Hannifin Corp.                                 58,800           3,582,096
Rockwell Automation, Inc.                             84,625           4,793,160
Tsakos Energy Navigation Ltd.                        107,650           4,739,830
Tyco International Ltd.                              160,350           5,419,830
United Technologies Corp.                             60,925           6,193,636
                                                                   -------------
TOTAL INDUSTRIALS                                                     75,169,424
                                                                   -------------

INFORMATION TECHNOLOGY (17.7%)
ALTERA Corp.*                                        186,650           3,691,937
Avid Technology, Inc.*                                54,400           2,944,128
Cisco Systems, Inc.*                                 433,685           7,758,625
Cognos, Inc.*                                         79,100           3,317,454
Corning, Inc.*                                       399,050           4,441,427
Dell, Inc.*                                          169,825           6,524,677
EMC Corp.*                                           388,150           4,782,008
InfoSpace, Inc.*                                      77,850           3,178,616
Intel Corp.                                          403,114           9,364,338
Macromedia, Inc.*                                     87,900           2,944,650
Marvell Technology Group Ltd.*                       137,750           5,281,335
Maxim Integrated Products, Inc.                       93,275           3,812,149
Mercury Interactive Corp.*                            97,100           4,600,598
Microsoft Corp.                                      336,036           8,121,990
QUALCOMM, Inc.                                       119,650           4,385,173
Research in Motion Ltd.*                              36,750           2,808,435
SAP AG ADR                                           161,700           6,480,936
Texas Instruments, Inc.                              118,675           3,025,026
Yahoo!, Inc.*                                        150,500           5,101,950
                                                                   -------------
TOTAL INFORMATION TECHNOLOGY                                          92,565,452
                                                                   -------------

MATERIALS (5.5%)
Alcan Aluminium Ltd.                                  26,100             989,712
BHP Billiton Ltd. ADR                                123,900           3,466,722
Cemex S.A. de CV ADR                                  94,450           3,423,813
Dow Chemical Co.                                     147,050           7,330,443
Lyondell Chemical Co.                                 74,400           2,077,248
Peabody Energy Corp.                                 107,200           4,969,792
Phelps Dodge Corp.                                    39,900           4,059,027
Praxair, Inc.                                         50,200           2,402,572
                                                                   -------------
TOTAL MATERIALS                                                       28,719,329
                                                                   -------------

TELECOMMUNICATION SERVICES (1.6%)
America Movil SA de CV ADR                            75,550       $   3,898,380
Nextel Communications, Inc.*                          91,100           2,589,062
Verizon Communications, Inc.                          51,173           1,816,642
                                                                   -------------
TOTAL TELECOMMUNICATION SERVICES                                       8,304,084
                                                                   -------------

UTILITIES (1.7%)
Exelon Corp.                                         155,750           7,147,368
KeySpan Corp.                                         41,000           1,597,770
                                                                   -------------
TOTAL UTILITIES                                                        8,745,138
                                                                   -------------

TOTAL COMMON STOCKS
 (cost $444,180,383)                                               $ 526,249,245
                                                                   -------------



                                      -16-

SCHEDULE OF INVESTMENTS -- CORE EQUITY PORTFOLIO, CONTINUED



SHORT-TERM INVESTMENTS  (0.1%)               PRINCIPAL AMOUNT           VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER  (0.1%)
General Electric Capital Corp.
2.730%  04-01-2005                            $      526,000       $     526,000
                                                                   -------------
VARIABLE-RATE DEMAND NOTES**  (0.0%)
American Family Demand Note
2.466%  12-31-2031                                     8,832               8,833
Wisconsin Corp. Central Credit Union
2.520%  12-31-2031                                     8,818               8,818
                                                                   -------------
TOTAL VARIABLE-RATE DEMAND NOTES                                          17,651
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $543,651)                                                   $     543,651
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (100.7%)
(cost $444,724,034)                                                $ 526,792,896
                                                                   -------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                      $  (3,651,040)
                                                                   -------------

NET ASSETS (100.0%)                                                $ 523,141,856
                                                                   =============

*    Non-income producing security.

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.





                                      -17-





--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                         RAINIER GROWTH EQUITY PORTFOLIO


                                      LOGO



                            GROWTH EQUITY PORTFOLIO
                      SECTOR REPRESENTATION AS OF 3/31/05
                               (% OF NET ASSETS)

                Autos and Transportation                 2.4%
                Consumer Discretionary and Services     20.8%
                Consumer Staples                         4.6%
                Energy                                  12.5%
                Financial Services                       3.4%
                Health Care                              2.6%
                Materials and Processing                 2.1%
                Other                                    4.5%
                Producer Durables                       20.4%
                Technology                              22.4%
                Utilities                                3.0%


MARCH 31, 2005

COMMON STOCKS  (98.7%)                                 Shares          Value
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION (2.4%)
C.H. Robinson Worldwide, Inc.                            1,950       $   100,483
Oshkosh Truck Corp.                                        800            65,592
                                                                     -----------
TOTAL AUTOS AND TRANSPORTATION                                           166,075
                                                                     -----------

CONSUMER DISCRETIONARY AND SERVICES (20.8%)
Coach, Inc.*                                             1,650            93,439
DIRECTV Group, Inc.*                                     2,700            38,934
Dolby Laboratories, Inc.*                                2,500            58,750
eBay, Inc.*                                              3,000           111,780
Electronic Arts, Inc.*                                   2,750           142,395
Estee Lauder Companies, Inc.                             3,250           146,185
Google, Inc. Cl. A*                                        675           121,844
Hilton Hotels Corp.                                      5,550           124,042
Las Vegas Sands Corp.*                                   2,750           123,750
Nike, Inc.                                               1,550           129,130
Nordstrom, Inc.                                          2,500           138,450
Starbucks Corp.*                                         2,100           108,486
Yahoo! Inc.*                                             3,200           108,480
                                                                     -----------
TOTAL CONSUMER DISCRETIONARY AND SERVICES                              1,445,665
                                                                     -----------

CONSUMER STAPLES (4.6%)
PepsiCo, Inc.                                            1,150            60,984
Procter & Gamble Co.                                     2,500           132,500
Sysco Corp.                                              3,500           125,300
                                                                     -----------
TOTAL CONSUMER STAPLES                                                   318,784
                                                                     -----------

ENERGY (2.6%)
Transocean, Inc.*                                        1,850            95,201
Weatherford International Ltd.*                          1,500            86,910
                                                                     -----------
TOTAL ENERGY                                                             182,111
                                                                     -----------



                                      -18-

SCHEDULE OF INVESTMENTS -- GROWTH EQUITY PORTFOLIO, CONTINUED

FINANCIAL SERVICES (12.5%)
American Express Co.                                     2,200           113,014
Franklin Resources, Inc.                                 1,100            75,515
Goldman Sachs Group, Inc.                                  950           104,490
Jones Lang LaSalle Inc.*                                   850            39,652
Legg Mason, Inc.                                         2,550           199,257
Moody's Corp.                                            2,000           161,720
SLM Corp.                                                3,500           174,440
                                                                     -----------
TOTAL FINANCIAL SERVICES                                                 868,088
                                                                     -----------

HEALTH CARE (20.4%)
Aetna, Inc.                                              2,500       $   187,375
Alcon, Inc.                                              1,900           169,651
Cytyc Corp.*                                             2,450            56,375
Gilead Sciences, Inc.*                                   2,250            80,550
Johnson & Johnson                                        2,750           184,690
Kinetic Concepts, Inc.*                                    900            53,685
Medtronic, Inc.                                          2,250           114,638
Novartis AG ADR                                          3,000           140,340
Pfizer, Inc.                                             3,700            97,199
UnitedHealth Group, Inc.                                 2,400           228,912
Zimmer Holdings, Inc.*                                   1,400           108,934
                                                                     -----------
TOTAL HEALTH CARE                                                      1,422,349
                                                                     -----------

MATERIALS AND PROCESSING (3.4%)
BHP Billiton Ltd. ADR                                    1,600            44,768
Jacobs Engineering Group, Inc.*                          1,450            75,284
Precision Castparts Corp.                                1,550           119,366
                                                                     -----------
TOTAL MATERIALS AND PROCESSING                                           239,418
                                                                     -----------

OTHER (3.0%)
3M Co.                                                     750            64,268
General Electric Co.                                     4,000           144,240
                                                                     -----------
TOTAL OTHER                                                              208,508
                                                                     -----------

PRODUCER DURABLES (2.1%)
Boeing Co.                                               1,350            78,921
Danaher Corp.                                            1,250            66,763
                                                                     -----------
TOTAL PRODUCER DURABLES                                                  145,684
                                                                     -----------

TECHNOLOGY (22.4%)
Apple Computer, Inc.*                                    3,100           129,177
Avid Technology, Inc.*                                     850            46,002
Cisco Systems, Inc.*                                     4,650            83,189
Cognizant Technology Solutions Corp.*                    1,900            87,780
Dell, Inc.*                                              4,050           155,601
Intel Corp.                                              3,700            85,951
Juniper Networks, Inc.*                                  4,250            93,755
Marvell Technology Group Ltd.*                           4,000           153,360
Mercury Interactive Corp.*                               2,450           116,081
Microsoft Corp.                                          2,700            65,259
Network Appliance, Inc.*                                 5,300           146,598
QUALCOMM, Inc.                                           3,550       $   130,108
Research in Motion Ltd.*                                   700            53,494
Rockwell Automation, Inc.                                2,350           133,104
SAP AG ADR                                               1,300            52,104
Texas Instruments, Inc.                                  1,000            25,490
                                                                     -----------
TOTAL TECHNOLOGY                                                       1,557,053
                                                                     -----------

UTILITIES (4.5%)
America Movil SA de CV ADR                               1,800            92,880
Nextel Communications, Inc.*                             3,200            90,944
NII Holdings, Inc.*                                      1,500            86,250
Turkcell Iletisim Hizmetleri AS                          2,450            41,846
                                                                     -----------
TOTAL UTILITIES                                                          311,920
                                                                     -----------

TOTAL COMMON STOCKS
 (cost $5,937,426)                                                   $ 6,865,655
                                                                     -----------

SHORT-TERM INVESTMENTS  (4.3%)                  PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------
VARIABLE-RATE DEMAND NOTES**  (4.3%)
American Family Demand Note
2.466%  12-31-2031                                 $   156,559     $     156,559
Wisconsin Corp. Central Credit Union
2.520%  12-31-2031                                     144,321           144,321
                                                                   -------------
TOTAL VARIABLE-RATE DEMAND NOTES                                         300,880
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $300,880)                                                   $     300,880
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (103.0%)
(cost $6,238,306)                                                  $   7,166,535
                                                                   -------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-3.0%)                      $    (206,283)
                                                                   -------------

NET ASSETS (100.0%)                                                $   6,960,252
                                                                   =============

*    Non-income producing security.

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.



                                      -19-


--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------



                                      LOGO

                               BALANCED PORTFOLIO
                         ASSET ALLOCATION AS OF 3/31/05
                               (% OF NET ASSETS)




                        Equities                64%
                        Fixed Income            36%






MARCH 31, 2005


DEBT SECURITIES  (36.5%)                          PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS (26.1%)

FINANCIALS (1.3%)
Bank of America Corp.
6.625% 10-15-2007                                    $ 1,500,000     $ 1,579,702
                                                                     -----------
TOTAL FINANCIALS                                                       1,579,702
                                                                     -----------

FINANCE (20.2%)
ACE Limited
6.000% 04-01-2007                                        550,000         563,471
AFLAC, Inc.
6.500% 04-15-2009                                        700,000         746,852
Allstate Corp.
4.500% 05-29-2009                                        625,000         623,331
American Express Credit Corp.
3.000% 05-16-2008                                      1,250,000       1,198,480
Citigroup, Inc.
4.125% 02-22-2010                                      1,750,000       1,703,478
Countrywide Home Loans
5.625% 05-15-2007                                      2,000,000       2,049,712
General Electric Capital Corp.
3.125% 04-01-2009                                      2,250,000       2,135,354
Goldman Sachs Group, Inc.
5.700% 09-01-2012                                      1,750,000       1,804,334
Hartford Life, Inc.
7.100% 06-15-2007                                        780,000         823,887
Household Finance Corp.
5.750% 01-30-2007                                      1,500,000       1,540,248
International Lease Finance Corp.
5.625% 06-01-2007                                      1,000,000       1,026,673
International Lease Financial Corp.
4.750% 01-13-2012                                      1,000,000         970,691
Key Bank N.A
6.500% 04-15-2008                                        500,000         521,660
Merrill Lynch & Co., Inc.
4.250% 02-08-2010                                      1,700,000       1,656,587
MGIC Investment Corp.
6.000% 03-15-2007                                        225,000         232,532
Morgan Stanley Dean Witter & Co.
4.250% 05-15-2010                                      1,650,000       1,610,718
Protective Life Secured Trust
3.700% 11-24-2008                                      1,000,000         982,105



                                      -20-

SCHEDULE OF INVESTMENTS -- BALANCED PORTFOLIO, CONTINUED

Reliastar Financial Corp.
6.500% 11-15-2008                                      2,000,000       2,121,638
SLM Corp.
2.920% 07-25-2007                                      1,000,000       1,002,890
4.000% 01-15-2010                                        500,000         485,535
                                                                     -----------
TOTAL FINANCE                                                         23,800,176
                                                                     -----------

INDUSTRIALS (4.6%)
Amgen, Inc.
4.000% 11-18-2009                                        500,000         487,520
Caterpillar Finance Service Corp.
2.500% 10-03-2006                                        500,000         489,367
Deluxe Corp.
3.500% 10-01-2007                                        450,000         438,635
Ford Motor Credit Co.
6.500% 01-25-2007                                        850,000         858,984
General Mills, Inc.
5.125% 02-15-2007                                        250,000         254,328
General Motors Acceptance Corp.
6.125% 02-01-2007                                      1,000,000         983,890
John Deere Capital Corp.
4.500% 08-22-2007                                      1,000,000       1,004,051
UnitedHealth Group, Inc.
3.300% 01-30-2008                                      1,000,000         970,873
                                                                     -----------
TOTAL INDUSTRIALS                                                      5,487,648
                                                                     -----------

TOTAL CORPORATE BONDS
 (cost $31,348,842)                                                   30,867,526
                                                                     -----------

MORTGAGE PASS-THROUGH SECURITIES (1.0%)
5.000% 11-01-2018                                        326,613         326,893
6.000% 08-01-2034                                        329,036         336,510
5.500% 12-01-2034                                        564,849         566,232
                                                                     -----------
TOTAL MORTGAGE PASS-THROUGH SECURITIES                 1,229,635
                                                                     -----------
 (cost $1,230,335)

U.S. GOVERNMENT AGENCY (5.6%)
Federal Home Loan Bank
3.375% 02-15-2008                                      1,500,000       1,467,567
4.750% 08-13-2010                                        800,000         809,010
                                                                     -----------
                                                                       2,276,577
                                                                     -----------
Federal Home Loan Mortgage Corp.
5.500% 07-15-2006                                        500,000         510,697
4.260% 07-19-2007                                      1,000,000       1,004,247
                                                                     -----------
                                                                       1,514,944
                                                                     -----------

Federal National Mortgage Association
5.375%  11-15-2011                                     1,750,000   $   1,818,975
4.375%  03-15-2013                                       500,000         487,920
5.240%  08-07-2018                                       500,000         504,664
                                                                   -------------
                                                                      2,811,559
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY
 (cost $6,700,372)                                                 $   6,603,080
                                                                   -------------

U.S. TREASURY NOTES (3.8%)
1.875%  01-31-2006                                       500,000         494,141
4.375%  08-15-2012                                       775,000         777,059
5.625%  05-15-2008                                     2,000,000       2,096,798
6.125%  08-15-2007                                     1,025,000       1,077,892
TOTAL U.S. TREASURY NOTES
 (cost $4,399,155)                                                     4,445,890
                                                                   -------------

TOTAL DEBT SECURITIES
 (cost $43,678,704)                                                $  43,146,131
                                                                   -------------

COMMON STOCKS  (64.6%)                                   SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  (5.9%)
Advance Auto Parts, Inc.*                                 12,100   $     610,445
Autoliv, Inc.                                              4,050         192,982
Best Buy Co., Inc.                                        15,250         823,652
Comcast Corp. Cl. A*                                      33,050       1,116,429
eBay, Inc.*                                               17,900         666,954
Getty Images, Inc.*                                        8,450         600,879
Hilton Hotels Corp.                                       19,800         442,530
Neiman Marcus Group, Inc.                                  5,700         521,607
Nordstrom, Inc.                                           18,050         999,609
PETsMART, Inc.                                            12,300         353,625
Walt Disney Co.                                           22,050         633,496
                                                                   -------------
TOTAL CONSUMER DISCRETIONARY                                           6,962,208
                                                                   -------------




                                      -21-

SCHEDULE OF INVESTMENTS -- BALANCED PORTFOLIO, CONTINUED



COMMON STOCKS  (64.6%)                                 SHARES           VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES (5.5%)
CVS Corp.                                               3,425       $    180,223
Estee Lauder Companies Inc.                            19,050            856,869
Gillette Co.                                           29,825          1,505,566
Kellogg Co.                                            15,200            657,704
Molson Coors Brewing Co.                                4,900            378,133
PepsiCo, Inc.                                          19,324          1,024,752
Procter & Gamble Co.                                   21,000          1,113,000
Smithfield Foods, Inc.*                                23,000            725,650
                                                                    ------------
TOTAL CONSUMER STAPLES                                                 6,441,897
                                                                    ------------

ENERGY (7.3%)
ENSCO International Inc.                               16,050            604,443
Exxon Mobil Corp.                                      39,756          2,369,458
Grant Prideco, Inc.*                                   18,350            443,336
Kinder Morgan, Inc.                                     3,250            246,025
Nabors Industries Ltd.*                                18,000          1,064,520
National-Oilwell Varco, Inc.*                          14,650            684,155
Noble Energy, Inc.                                     20,350          1,384,207
Transocean, Inc.*                                       9,650            496,589
Unocal Corp.                                            9,800            604,562
Weatherford International Ltd.*                        12,900            747,426
                                                                    ------------
TOTAL ENERGY                                                           8,644,721
                                                                    ------------

FINANCIALS (11.7%)
Affiliated Managers Group, Inc.*                        8,600            533,458
Allstate Corp.                                          7,900            427,074
American Express                                       25,100          1,289,387
American International Group, Inc.                     12,238            678,108
Bank of America Corp.                                  36,752          1,620,763
Charles Schwab Corp.                                   71,900            755,669
Chubb Corp. (The)                                      12,300            975,021
Citigroup, Inc.                                        42,397          1,905,321
Franklin Resources, Inc.                               16,575          1,137,874
Goldman Sachs Group, Inc.                              12,700          1,396,873
Lehman Brothers Holdings, Inc.                          9,850            927,476
Prudential Financial, Inc.                             19,900          1,142,260
Wachovia Corp.                                          6,108            310,958
Wells Fargo & Co.                                      11,675            698,165
                                                                    ------------
TOTAL FINANCIALS                                                      13,798,407
                                                                    ------------

HEALTH CARE (8.3%)
Aetna, Inc.                                            10,500       $    786,975
Amgen, Inc.*                                           14,050            817,850
Caremark Rx, Inc.*                                     21,650            861,237
Cytyc Corp.*                                           19,950            459,049
Eli Lilly & Co.                                        19,125            996,412
Gilead Sciences, Inc.*                                 31,850          1,140,230
Invitrogen Corp.*                                       7,100            491,320
Johnson & Johnson                                      22,425          1,506,063
Medtronic, Inc.                                        15,700            799,915
Novartis AG ADR                                        21,700          1,015,126
Pfizer, Inc.                                           32,650            857,715
                                                                    ------------
TOTAL HEALTH CARE                                                      9,731,892
                                                                    ------------

INDUSTRIALS (9.0%)
3M Co.                                                  8,300            711,227
Alaska Air Group, Inc.*                                10,800            317,952
Boeing Co.                                             17,400          1,017,204
Eaton Corp.                                            11,900            778,260
General Electric Co.                                   81,500          2,938,890
Jacobs Engineering Group, Inc.*                        10,600            550,352
Joy Global, Inc.                                       16,025            561,836
Norfolk Southern Corp.                                  7,000            259,350
Parker-Hannifin Corp.                                   9,100            554,372
Rockwell Automation, Inc.                              12,450            705,168
Tsakos Energy Navigation Ltd.                          15,500            682,465
Tyco International Ltd.                                22,150            748,670
United Technologies Corp.                               8,075            820,905
                                                                    ------------
TOTAL INDUSTRIALS                                                     10,646,651
                                                                    ------------

INFORMATION TECHNOLOGY (11.3%)
ALTERA Corp.*                                          27,700            547,906
Avid Technology, Inc.*                                  8,050            435,666
Cisco Systems, Inc.*                                   65,191          1,166,267
Cognos, Inc.*                                          11,450            480,213
Corning, Inc.*                                         57,700            642,201
Dell, Inc.*                                            26,500          1,018,130
EMC Corp.*                                             56,700            698,544
InfoSpace, Inc.*                                        9,625            392,989
Intel Corp.                                            58,750          1,364,763
Macromedia, Inc.*                                      10,050            336,675
Marvell Technology Group, Ltd.*                        17,950            688,203
Maxim Integrated Products, Inc.                        13,725            560,941
Mercury Interactive Corp.*                             14,350            679,903
Microsoft Corp.                                        48,950          1,183,122
QUALCOMM, Inc.                                         17,550            643,208
Research in Motion Ltd.*                                5,500            420,310
SAP AG ADR                                             23,650            947,892
Texas Instruments, Inc.                                17,050            434,605
Yahoo!, Inc.*                                          21,600            732,240
                                                                    ------------
TOTAL INFORMATION TECHNOLOGY                                          13,373,778
                                                                    ------------

MATERIALS AND PROCESSING (3.5%)
Alcan Aluminium Ltd.                                    3,750            142,200
BHP Billiton Ltd. ADR                                  11,250            314,775
Cemex S.A. de CV ADR                                   15,700            569,125
Dow Chemical Co.                                       21,300          1,061,805
Lyondell Chemical Co.                                  10,800            301,536
Peabody Energy Corp.                                   15,900            737,124
Phelps Dodge Corp.                                      5,900            600,207
Praxair, Inc.                                           7,250            346,985
                                                                    ------------
TOTAL MATERIALS AND PROCESSING                                         4,073,757
                                                                    ------------

TELECOMMUNICATION SERVICES (1.0%)
America Movil SA de CV ADR                             11,000            567,600
Nextel Communications, Inc.*                           13,250            376,565
Verizon Communications, Inc.                            7,591            269,481
                                                                    ------------
TOTAL TELECOMMUNICATION SERVICES                                       1,213,646
                                                                    ------------

UTILITIES (1.1%)
Exelon Corp.                                           23,500          1,078,415
KeySpan Corp.                                           6,050            235,769
                                                                    ------------
TOTAL UTILITIES                                                        1,314,184
                                                                    ------------

TOTAL COMMON STOCKS
 (cost $62,527,396)                                                 $ 76,201,141
                                                                    ------------



                                      -22-

SCHEDULE OF INVESTMENTS -- BALANCED PORTFOLIO, CONTINUED


SHORT-TERM INVESTMENTS  (1.2%)                     PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER  (1.2%)
2.730%  04-01-2005                                  $  1,433,000   $   1,433,000
                                                                   -------------

VARIABLE-RATE DEMAND NOTES**  (0.0%)
American Family Demand Note
2.466%  12-31-2031                                        13,616          13,616
Wisconsin Corp. Central Credit Union
2.520%  12-31-2031                                        13,569          13,569
                                                                   -------------
TOTAL VARIABLE-RATE DEMAND NOTES                                          27,185
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,460,185)                                                 $   1,460,185
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (102.3%)
(cost $107,666,285)                                                $ 120,807,457
                                                                   -------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-2.3%)                      $  (2,697,640)
                                                                   -------------

NET ASSETS (100.0%)                                                $ 118,109,817
                                                                   =============


*    Non-income producing security.

** The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.

See accompanying Notes to Financial Statements.






                                      -23-

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------



                                      LOGO

                       INTERMEDIATE FIXED INCOME PORTFOLIO
                      SECTOR REPRESENTATION AS OF 3/31/05
                               (% OF NET ASSETS)


                        Corporate Bonds                         67.6%
                        Asset-Backed Securities                  0.8%
                        U.S. Government Agency                  12.1%
                        U.S. Treasury Notes                     14.9%
                        Mortgage Pass-Through Securities         2.7%



March 31, 2005

DEBT SECURITIES  (98.1%)                           PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS  (67.6%)
FINANCIALS  (2.0%)
Bank of America Corp.
7.125%  09-15-2006                                   $  250,000    $     261,141
3.250%  08-15-2008                                      900,000          867,336
                                                                   -------------
TOTAL FINANCIALS                                                       1,128,477
                                                                   -------------

FINANCE  (52.4%)
ACE Limited
6.000%  04-01-2007                                      700,000          717,145
AFLAC, Inc.
6.500%  04-15-2009                                      900,000          960,239
Allstate Corp.
4.500%  05-29-2009                                      625,000          623,331
American Express Credit Corp.
3.000%  05-16-2008                                    1,350,000        1,294,358
Citigroup, Inc.
5.625%  08-27-2012                                    1,100,000        1,141,347
Commercial Credit TRV
6.750%  07-01-2007                                    1,430,000        1,507,337
Countrywide Home Loans
5.625%  05-15-2007                                    2,500,000        2,562,140
General Electric Capital Corp.
5.375%  03-15-2007                                    1,600,000        1,635,346
4.250%  12-01-2010                                    1,000,000          977,547
Goldman Sachs Group, Inc.
5.700%  09-01-2012                                    2,150,000        2,216,753
Household Finance Corp.
5.750%  01-30-2007                                    1,500,000        1,540,248
International Lease Finance Corp.
4.750%  02-15-2008                                    1,800,000        1,805,497
4.750%  01-13-2012                                      575,000          558,147
Key Bank N.A.
6.500%  04-15-2008                                      500,000          521,659
Lehman Brothers Holdings, Inc.
4.250%  01-27-2010                                    1,000,000          974,620
Merrill Lynch & Co., Inc.
4.250%  02-08-2010                                    2,075,000        2,022,011
MGIC Investment Corp.
6.000%  03-15-2007                                      750,000          775,106
Morgan Stanley Dean Witter & Co.
4.250%  05-15-2010                                    2,500,000        2,440,482
Protective Life Secured Trust
3.700%  11-24-2008                                    1,400,000        1,374,947
Reliastar Financial Corp.
6.500%  11-15-2008                                    2,350,000        2,492,925
SLM Corp.
2.920%  07-25-2007                                    1,250,000        1,253,612
4.000%  01-15-2010                                      900,000          873,963
                                                                   -------------
TOTAL FINANCE                                                        30,268,760
                                                                   -------------

INDUSTRIALS  (13.2%)
Amgen, Inc.
4.000%  11-18-2009                                      650,000          633,776
Caterpillar Finance Service Corp.
2.500%  10-03-2006                                      500,000          489,367
Deluxe Corp.
5.125%  10-01-2014                                      650,000          621,746
First Data Corp.
3.375%  08-01-2008                                      500,000          483,631
Ford Motor Credit Co.
6.500%  01-25-2007                                    1,150,000        1,162,154
General Mills, Inc.
5.125%  02-15-2007                                      750,000          762,983
General Motors Acceptance Corp.
6.125%  02-01-2007                                    1,000,000          983,890
John Deere Capital Corp.
4.500%  08-22-2007                                    1,250,000        1,255,064
UnitedHealth Group, Inc.
3.300%  01-30-2008                                    1,275,000        1,237,863
                                                                   -------------
TOTAL INDUSTRIALS                                                      7,630,474
                                                                   -------------

TOTAL CORPORATE BONDS
 (cost $39,682,802)                                                $  39,027,711
                                                                   -------------

ASSET BACKED SECURITIES  (0.8%)
MBNA Credit Card Master Note
2.700%  09-15-2009                                      500,000          486,197
                                                                   -------------
TOTAL ASSET BACKED SECURITIES
   (cost $495,684)                                                 $     486,197
                                                                   -------------



MORTGAGE PASS-THROUGH SECURITIES  (2.7%)
5.000%  11-01-2018                                   $   411,291   $     411,644
6.000%  08-01-2034                                       428,744         438,483
5.500%  12-01-2034                                       721,752         723,519
                                                                   -------------
TOTAL MORTGAGE PASS-THROUGH SECURITIES  (2.7%)                         1,573,646
                                                                   -------------
 (cost $1,574,502)

U.S. GOVERNMENT AGENCY (12.1%)
Federal Home Loan Bank
3.375%  02-15-2008                                     1,000,000         978,378
5.750%  05-15-2008                                     1,500,000       1,567,969
                                                                   -------------
                                                                       2,546,347
                                                                   -------------
Federal Home Loan Mortgage Corp.
4.260%  07-19-2007                                     1,250,000       1,255,309
                                                                   -------------

Federal National Mortgage Association
5.375%  11-15-2011                                     1,335,000       1,387,618
6.125%  03-15-2012                                     1,250,000       1,354,491
5.240%  08-07-2018                                       425,000         428,964
                                                                   -------------
                                                                       3,171,073
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY
 (cost $7,031,350)                                                 $   6,972,729
                                                                   -------------

U.S. TREASURY NOTES (14.9%)
3.500%  11-15-2006                                       500,000         498,594
5.750%  11-15-2005                                     1,600,000       1,624,813
6.625%  05-15-2007                                     1,000,000       1,056,993
4.250%  08-15-2013                                     1,250,000       1,233,057
6.000%  08-15-2009                                     1,000,000       1,074,922
6.125%  08-15-2007                                     2,300,000       2,418,685
5.750%  08-15-2010                                       625,000         670,899
                                                                   -------------
TOTAL U.S. TREASURY NOTES
 (cost $8,500,932)                                                 $   8,577,963
                                                                   -------------









                                      -24-


SCHEDULE OF INVESTMENTS -- INTERMEDIATE FIXED INCOME PORTFOLIO, CONTINUED



SHORT-TERM INVESTMENTS  (3.5%)                    Principal Amount     Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER  (2.7%)
2.730%  04-01-2005                                $    1,522,000   $   1,522,000
                                                                   -------------

VARIABLE-RATE DEMAND NOTES*  (0.8%)
American Family Demand Note
2.466%  12-31-2031                                       234,927         234,927
Wisconsin Corp. Central Credit Union
2.520%  12-31-2031                                       234,082         234,082
                                                                   -------------
TOTAL VARIABLE-RATE DEMAND NOTES                                         469,009
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,991,009)                                                 $   1,991,009
                                                                   -------------

TOTAL INVESTMENTS IN SECURITIES (101.6%)
(cost $59,276,279)                                                 $  58,629,255
                                                                   -------------

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.6%)                      $    (910,514)
                                                                   -------------

NET ASSETS (100.0%)                                                $  57,718,741
                                                                   =============



* The variable-rate securities are subject to a demand feature, which reduces the remaining maturity.




See accompanying Notes to Financial Statements.

SCHECULDE OF INVESTMENTS

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
MARCH 31, 2005



                                                 Small/Mid                        Growth                       Intermediate
                                                 Cap Equity     Core Equity       Equity          Balanced     Fixed Income
                                                 Portfolio       Portfolio       Portfolio        Portfolio      Portfolio
                                               --------------------------------------------------------------------------------

ASSETS
Investments in securities,
        at cost (Note 2)                      $ 786,781,180    $ 444,724,034    $   6,238,306    $ 107,666,285    $  59,276,279
                                              =================================================================================

Investments in securities,
        at value (Note 2)                     $ 893,487,821    $ 526,792,896    $   7,166,535    $ 120,807,457    $  58,629,255
Cash                                                   --              3,692               96          162,527             --
Receivables
   Investment securities sold                    14,736,260        7,077,590           59,154          814,836             --
   Dividends and interest                           493,275          604,447            7,624          654,394          658,052
   Fund shares sold                              12,322,703          439,098            6,586          140,100           62,279
   Due from Investment Advisor (Note 3)                --               --              2,249             --               --
Prepaid expenses                                     49,106           25,365            7,841           18,036           12,492
                                              ---------------------------------------------------------------------------------
   Total assets                                 921,089,165      534,943,088        7,250,085      122,597,350       59,362,078
                                              ---------------------------------------------------------------------------------

LIABILITIES
Payables
   Investment securities purchased               28,191,837        6,101,048          267,222        1,900,045        1,577,654
   Fund shares redeemed                             209,569        5,045,031             --          2,405,468            6,426
   Distributions to shareholders                       --               --               --             15,017            9,320
   Due to Investment Advisor (Note 3)               626,585          339,808             --             73,272            8,144
   Due under Distribution Plan -
        Original shares (Not3)                      134,150           78,289            1,440           23,046            4,867
Accrued expenses                                    176,859          126,165           12,133           48,737           23,886
Deferred Trustees Compensation (Note 3)              66,576          110,891            9,038           21,948           13,040
                                              ---------------------------------------------------------------------------------
      Total liabilities                          29,405,576       11,801,232          289,833        4,487,533        1,643,337
                                              ---------------------------------------------------------------------------------

Net Assets                                    $ 891,683,589    $ 523,141,856    $   6,960,252    $ 118,109,817    $  57,718,741
                                              =================================================================================


COMPONENTS OF NET ASSETS
   Paid-in capital                            $ 756,379,443    $ 464,434,250    $  10,546,148    $ 103,586,291    $  58,412,839
   Accumulated undistributed net investment
income (loss)                                       (66,576)       2,832,387           (9,413)         (28,848)          (4,971)
   Accumulated undistributed net realized
  gain (loss) on investments                     28,664,081      (26,193,643)      (4,504,712)       1,411,202          (42,103)
   Net unrealized appreciation
        (depreciation) on investments           106,706,641       82,068,862          928,229       13,141,172         (647,024)
                                              ---------------------------------------------------------------------------------
Net assets                                    $ 891,683,589    $ 523,141,856    $   6,960,252    $ 118,109,817    $  57,718,741
                                              =================================================================================


Original shares

Net assets applicable to shares outstanding   $ 651,830,281    $ 359,651,606    $   6,960,252    $ 105,237,265    $  57,718,741
Shares outstanding                               22,461,835       14,988,745          444,940        6,180,578        4,637,490
Net asset value, offering and redemption
   price per share                            $       29.02    $       23.99    $       15.64    $       17.03    $       12.45
                                              =================================================================================


Institutional shares

Net assets applicable to shares outstanding   $ 239,853,308    $ 163,490,250             --      $  12,872,552             --
Shares outstanding                                8,206,024        6,802,081             --            752,523             --
Net asset value, offering and redemption
   price per share                            $       29.23    $       24.04             --      $       17.11             --
                                              =================================================================================


See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR THE FISCAL YEAR ENDING MARCH 31, 2005



                                            Small/Mid                        Growth                       Intermediate
                                           Cap Equity      Core Equity       Equity         Balanced      Fixed Income
                                            Portfolio       Portfolio       Portfolio      Portfolio       Portfolio
                                          ----------------------------------------------------------------------------

INVESTMENT INCOME
Income
   Dividends                             $  4,662,936    $  8,431,144   $     43,299    $  1,303,066    $       --
   Interest                                   242,673          68,749          1,592       1,818,948       2,179,310
                                         ---------------------------------------------------------------------------
      Total income                          4,905,609       8,499,893         44,891       3,122,014       2,179,310
                                         ---------------------------------------------------------------------------


Expenses
   Investment advisory fees (Note 3)        4,838,362       3,912,954         44,278         887,302         278,971
   Distribution fees -
        Original shares (Note 3)            1,092,231         924,958         14,759         286,674          55,794
   Administration fees (Note 3)               260,766         246,518         12,001         113,379          55,794
   Custodian fees                             156,326         122,815          8,319          53,772          12,948
   Fund accounting fees                       128,613         117,440          4,065          44,853          17,172
   Reports to shareholders                     57,766          36,871          3,346           7,486           5,956
   Transfer agent fees                         46,691          43,323         11,229          27,589          13,519
   Registration expense                        72,370          40,685         18,238          34,294          20,118
   Audit fees                                  66,265          40,627          8,544          16,777          14,087
   Trustee fees                                22,808          38,071          3,644           8,957           4,034
   Legal fees                                  21,385          16,972            202           5,294           2,939
   Miscellaneous expense                       40,703          43,025            600          11,821           4,639
                                         ---------------------------------------------------------------------------
       Total expenses                       6,804,286       5,584,259        129,225       1,498,198         485,971
        Less: fees waived and expenses
            absorbed (Note 3)                    --              --          (58,971)        (20,592)       (179,103)
                                         ---------------------------------------------------------------------------
        Net expenses                        6,804,286       5,584,259         70,254       1,477,606         306,868
                                         ---------------------------------------------------------------------------
Net investment income (loss)               (1,898,677)      2,915,634        (25,363)      1,644,408       1,872,442
                                         ---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments           34,074,748      32,590,749        360,882       5,461,872          29,073
Net change in unrealized appreciation
        (depreciation) on investments      45,011,580       5,948,873        (33,890)     (1,976,676)     (2,478,363)
                                         ---------------------------------------------------------------------------
Net gain (loss) on investments             79,086,328      38,539,622        326,992       3,485,196      (2,449,290)
                                         ---------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             $ 77,187,651    $ 41,455,256   $    301,629    $  5,129,604    $   (576,848)
                                         ===========================================================================



See accompanying Notes to Financial Statements.


--------------------------------------------------------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS


                                            SMALL/MID CAP
                                          EQUITY PORTFOLIO                CORE EQUITY PORTFOLIO           GROWTH EQUITY PORTFOLIO
                                     --------------------------       ----------------------------     -----------------------------
                                      Fiscal year ending March 31,     Fiscal year ending March 31,     Fiscal year ending March 31,
                                          2005            2004           2005              2004              2005          2004
                                     -----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss)      $  (1,898,677)  $  (1,549,603)   $   2,915,634   $     693,132    $   (25,363)   $     (35,926)
   Net realized gain (loss) on
      investments                       34,074,748      47,756,661       32,590,749      39,525,877        360,882          486,229
   Net change in unrealized
      appreciation (depreciation)
      on investments                    45,011,580      71,404,565        5,948,873      91,664,279        (33,890)       1,187,203
                                     ----------------------------------------------------------------------------------------------
   Increase (decrease) in net
      assets resulting from
      operations                        77,187,651     117,611,623       41,455,256     131,883,288        301,629        1,637,506
                                     ----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
      Original shares                         --              --           (285,349)       (164,673)          --               --
      Institutional shares                    --              --           (491,010)       (458,377)          --               --
   From net realized gain on
      investments sold
      Original shares                  (18,112,532)           --               --              --             --               --
      Institutional shares              (6,861,635)           --               --              --             --               --
                                     ----------------------------------------------------------------------------------------------
   Decrease in net assets from
       distributions                   (24,974,167)           --           (776,359)       (623,050)          --               --
                                     ----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Original shares                  409,632,782     170,757,646       79,900,346      64,340,482      1,778,533        1,174,340
      Institutional shares             163,085,117      19,601,847       40,087,277      28,643,369           --               --
   Proceeds from shares reinvested
      Original shares                   17,779,690            --            274,357         160,311           --               --
      Institutional shares               6,659,411            --            395,064         357,604           --               --
   Cost of shares redeemed
      Original shares                 (133,153,549)    (88,724,508)    (115,577,304)   (127,026,599)      (906,654)      (1,602,576)
      Institutional shares             (21,850,971)    (13,349,668)     (25,211,035)    (18,471,069)          --               --
                                     ----------------------------------------------------------------------------------------------

   Net increase (decrease) from
      capital share transactions       442,152,480      88,285,317      (20,131,295)    (51,995,902)       817,879         (428,236)
                                     ----------------------------------------------------------------------------------------------


NET INCREASE (DECREASE)
   IN NET ASSETS                       494,365,964     205,896,940       20,547,602      79,264,336      1,119,508        1,209,270

NET ASSETS
   Beginning of period                 397,317,625     191,420,685      502,594,254     423,329,918      5,840,744        4,631,474
                                     ----------------------------------------------------------------------------------------------
   End of period                     $ 891,683,589   $ 397,317,625    $ 523,141,856   $ 502,594,254    $ 6,960,252    $   5,840,744
                                     ==============================================================================================

Undistributed net investment
     income (loss)                   $     (66,576)  $     (49,826)   $   2,832,387   $     693,112    $    (9,413)   $      (8,351)
                                     ==============================================================================================

ORIGINAL SHARES
   Shares sold                          14,887,986       7,280,911        3,582,524       3,175,167        114,195           89,015
   Shares issued on reinvestment
      of distributons                      622,538            --             11,446           7,558           --               --
   Shares redeemed                      (4,881,577)     (3,967,855)      (5,090,165)     (6,342,728)       (63,018)        (116,991)
                                     ----------------------------------------------------------------------------------------------
      Net increase (decrease)
        in shares outstanding           10,628,947       3,313,056       (1,496,195)     (3,160,003)        51,177          (27,976)
                                     ==============================================================================================

INSTITUTIONAL SHARES
   Shares sold                           5,858,496         855,330        1,773,729       1,406,651           --               --
   Shares issued on reinvestment                                                                                               --
      of distributions                     231,712            --             16,468          16,852           --               --
   Shares redeemed                        (792,849)       (571,476)      (1,102,023)       (912,683)          --               --
                                     ----------------------------------------------------------------------------------------------
      Net increase in shares
        outstanding                      5,297,359         283,854          688,174         510,820           --               --
                                     ==============================================================================================






                                      -28-









                                                                                 INTERMEDIATE
                                         BALANCED PORTFOLIO                 FIXED INCOME PORTFOLIO
                                     ----------------------------        ---------------------------
                                     Fiscal year ending March 31,          Fiscal year ending March 31,
                                         2005              2004              2005            2004
                                     -------------------------------------------------------------------
OPERATIONS
   Net investment income (loss)       $   1,644,408    $   1,580,192    $   1,872,442    $   1,696,827
   Net realized gain (loss) on
      investments                         5,461,872        6,426,771           29,073          685,999
   Net change in unrealized
      appreciation (depreciation)
      on investments                     (1,976,676)      15,610,418       (2,478,363)          59,478
                                     -----------------------------------------------------------------
   Increase (decrease) in net
      assets resulting from
      operations                          5,129,604       23,617,381         (576,848)       2,442,304
                                     -----------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
      Original shares                    (1,475,539)      (1,447,835)      (1,873,177)      (1,698,191)
      Institutional shares                 (191,687)        (133,924)            --               --
   From net realized gain on
      investments sold
      Original shares                          --               --           (412,162)        (892,090)
      Institutional shares                     --               --               --               --
                                     -----------------------------------------------------------------
   Decrease in net assets from
       distributions                     (1,667,226)      (1,581,759)      (2,285,339)      (2,590,281)
                                     -----------------------------------------------------------------


CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold
      Original shares                    18,083,066       30,973,255       13,401,384       26,431,731
      Institutional shares                1,342,096        2,757,554             --               --
   Proceeds from shares reinvested
      Original shares                     1,425,349        1,878,655        2,164,854        2,597,983
      Institutional shares                  191,686          169,840             --               --
   Cost of shares redeemed
      Original shares                   (45,140,504)     (29,927,329)     (10,267,170)     (15,105,298)
      Institutional shares                 (656,544)        (161,769)            --               --
                                     -----------------------------------------------------------------

   Net increase (decrease) from
      capital share transactions        (24,754,851)       5,690,206        5,299,068       13,924,416
                                     -----------------------------------------------------------------

NET INCREASE (DECREASE)
   IN NET ASSETS                        (21,292,473)      27,725,828        2,436,881       13,776,439

NET ASSETS
   Beginning of period                  139,402,290      111,676,462       55,281,860       41,505,421

                                     -----------------------------------------------------------------
   End of period                      $ 118,109,817    $ 139,402,290    $  57,718,741    $  55,281,860
                                     =================================================================

Undistributed net investment
     income (loss)                    $     (28,848)   $      (6,030)   $      (4,971)   $      (1,522)
                                     =================================================================

ORIGINAL SHARES
   Shares sold                            1,091,829        1,978,818        1,053,040        2,007,082
   Shares issued on reinvestment
      of distributons                        85,079          123,469          170,587          199,496
   Shares redeemed                       (2,722,139)      (1,900,036)        (807,542)      (1,151,055)
                                     -----------------------------------------------------------------
      Net increase (decrease)
        in shares outstanding            (1,545,231)         202,251          416,085        1,055,523
                                     =================================================================

INSTITUTIONAL SHARES
   Shares sold                               80,938          168,871             --               --
   Shares issued on reinvestment
      of distributions                       11,379           11,025             --               --
   Shares redeemed                          (38,775)         (10,645)            --               --
                                     -----------------------------------------------------------------
      Net increase in shares
        outstanding                          53,542          169,251             --               --
                                     =================================================================





See accompanying Notes to Financial Statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


         The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                      SMALL/MID CAP EQUITY PORTFOLIO - ORIGINAL SHARES
                                             ------------------------------------------------------------------
                                                                  Fiscal year ending March 31,
                                                   2005         2004         2003         2002         2001
                                             ------------------------------------------------------------------


Net asset value, beginning of period         $    26.93    $    17.17    $    22.24    $    20.75    $    28.80
                                             ------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                            (0.06)        (0.12)        (0.12)        (0.10)        (0.07)
   Net realized and unrealized gain
       (loss) on investments                       3.20          9.88         (4.95)         2.61         (4.10)
                                             ------------------------------------------------------------------

      Total from investment operations             3.14          9.76         (5.07)         2.51         (4.17)
                                             ------------------------------------------------------------------

LESS DISTRIBUTIONS:
   From net investment income                   --            --            --            --            --
   From net realized gain                         (1.05)      --            --              (1.02)        (3.88)
                                             ------------------------------------------------------------------

   Total distributions                            (1.05)      --            --              (1.02)        (3.88)
                                             ------------------------------------------------------------------

Net asset value, end of period               $    29.02    $    26.93    $    17.17    $    22.24    $    20.75
                                             ==================================================================

Total return                                      11.71%        56.84%       (22.80%)       12.32%       (15.83%)
                                             ==================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)         $   651.8     $   318.6     $   146.3     $   299.9     $   338.1
                                             ==================================================================

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed         1.25%         1.28%         1.32%         1.26%         1.24%
  After fees waived and expenses absorbed           n/a           n/a           n/a           n/a           n/a
                                             ==================================================================

RATIO OF NET INVESTMENT LOSS TO AVERAGE
   NET ASSETS, AFTER FEES WAIVED
   AND EXPENSES ABSORBED                          (0.40%)       (0.59%)       (0.55%)       (0.42%)       (0.26%)
                                             ==================================================================

Portfolio turnover rate                          114.78%       134.41%       140.57%       162.74%       166.24%
                                             ==================================================================





 See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.


                                                     CORE EQUITY PORTFOLIO - ORIGINAL SHARES
                                         -----------------------------------------------------------
                                                         Fiscal year ending March 31,
                                               2005       2004       2003        2002       2001
                                         -----------------------------------------------------------


Net asset value, beginning of period     $    22.23  $    16.76  $    22.35  $    22.54  $    31.56
                                         ----------------------------------------------------------

Income from investment operations:
   Net investment income (loss)                0.12        0.02        0.02       (0.01)      (0.03)
   Net realized and unrealized gain
        (loss) on investments                  1.66        5.46       (5.61)       0.05       (6.50)
                                         ----------------------------------------------------------

      Total from investment operations         1.78        5.48       (5.59)       0.04       (6.53)
                                         ----------------------------------------------------------

Less distributions:
   From net investment income                 (0.02)      (0.01)        --          --          --
   From net realized gain                       --          --          --        (0.23)      (2.49)
                                         ----------------------------------------------------------

   Total distributions                        (0.02)      (0.01)        --        (0.23)      (2.49)
                                         ----------------------------------------------------------

Net asset value, end of period           $    23.99  $    22.23  $    16.76  $    22.35  $    22.54
                                         ==========================================================

Total return                                   8.00%      32.70%     (25.01%)      0.22%     (21.72%)
                                         ==========================================================

Ratios/supplemental data:
Net assets, end of period (millions)     $   359.7   $   366.5   $   329.2   $   718.3   $   771.5
                                         ==========================================================

Ratio of expenses to
  average net assets:
  Before fees waived and
    expenses absorbed                          1.14%       1.16%       1.15%       1.12%       1.11%
  After fees waived and
    expenses absorbed                           n/a         n/a         n/a         n/a         n/a
                                         ==========================================================

Ratio of net investment income
  (loss) to average net assets,
  after fees waived and expenses
  absorbed                                     0.48%       0.08%       0.08%      (0.03%)     (0.13%)
                                         ==========================================================

Portfolio turnover rate                       81.71%      82.83%      84.73%      79.92%      81.48%
                                         ==========================================================





See accompanying Notes to Financial Statements.




RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                                  GROWTH EQUITY PORTFOLIO
                                             -------------------------------------------------------------
                                                                                           June 15, 2000+
                                                      Fiscal year ending March 31,             through
                                                 2005       2004        2003       2002     March 31, 2001
                                             -------------------------------------------------------------


Net asset value, beginning of period         $    14.83  $    10.98  $    14.41  $    14.43  $    25.00
                                             ----------------------------------------------------------

Income from investment operations:
   Net investment loss                            (0.06)      (0.09)      (0.07)      (0.12)      (0.04)
   Net realized and unrealized gain
        (loss) on investments                      0.87        3.94       (3.36)       0.10      (10.53)
                                             ----------------------------------------------------------

      Total from investment operations             0.81        3.85       (3.43)      (0.02)     (10.57)
                                             ----------------------------------------------------------

Less distributions:
   From net investment income                   --          --          --          --          --
   From net realized gain                       --          --          --          --          --
                                             ----------------------------------------------------------

   Total distributions                          --          --          --          --          --
                                             ----------------------------------------------------------

Net asset value, end of period               $    15.64  $    14.83  $    10.98  $    14.41  $    14.43
                                             ==========================================================

Total return                                       5.46%      35.06%     (23.80%)     (0.14%)    (42.28%)+
                                             ==========================================================

Ratios/supplemental data:
Net assets, end of period (millions)         $     7.0   $     5.8   $     4.6   $     6.4   $     6.8
                                             ==========================================================

Ratio of expenses to average net assets:
  Before fees waived and expenses absorbed         2.19%       2.25%       2.57%       2.14%       2.38%++
  After fees waived and expenses absorbed          1.19%       1.19%       1.19%       1.19%       1.19%++
                                             ==========================================================

Ratio of net investment loss to average
   net assets, after fees waived and
   expenses absorbed                              (0.43%)     (0.62%)     (0.60%)     (0.72%)     (0.52%)++
                                             ==========================================================

Portfolio turnover rate                          118.96%     117.97%     124.82%     161.95%     122.37%+
                                             ==========================================================


+   Inception date.
+   Not annualized.
++  Annualized.


See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                         BALANCED PORTFOLIO - ORIGNAL SHARES
                                           ----------------------------------------------------------
                                                            Fiscal year ending March 31,
                                                2005        2004        2003      2002        2001
                                           ----------------------------------------------------------

Net asset value, beginning of period       $    16.54  $    13.86  $    15.83  $    15.90  $    18.80
                                           ----------------------------------------------------------

Income from investment operations:
   Net investment income                         0.22        0.17        0.26        0.25        0.30
   Net realized and unrealized gain
      (loss) on investments                      0.49        2.69       (1.97)       0.02       (2.38)
                                           ----------------------------------------------------------

      Total from investment operations           0.71        2.86       (1.71)       0.27       (2.08)
                                           ----------------------------------------------------------

Less distributions:
   From net investment income                   (0.22)      (0.18)      (0.26)      (0.25)      (0.30)
   From net realized gain                     --          --          --            (0.09)      (0.52)
                                           ----------------------------------------------------------

   Total distributions                          (0.22)      (0.18)      (0.26)      (0.34)      (0.82)
                                           ----------------------------------------------------------

Net asset value, end of period             $    17.03  $    16.54  $    13.86  $    15.83  $    15.90
                                           ==========================================================

Total return                                     4.32%      20.75%     (10.80%)      1.69%     (11.38%)
                                           ==========================================================

Ratios/supplemental data:
Net assets, end of period (millions)       $   105.2   $   127.8   $   104.3   $   155.4   $   118.9
                                           ==========================================================

Ratio of expenses to average net assets:
  Before fees waived and expenses
     absorbed or recouped                        1.21%       1.19%       1.21%       1.14%       1.15%
  After fees waived and expenses
     absorbed or recouped                        1.19%       1.19%       1.19%       1.19%       1.19%
                                           ==========================================================


Ratio of net investment income to
   average net assets, after fees
   waived and expenses absorbed
   or recouped                                   1.27%       1.19%       1.76%       1.56%       1.68%
                                           ==========================================================

Portfolio turnover rate                         68.55%      82.41%      73.62%      71.51%      57.52%
                                           ==========================================================






See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.



                                                     INTERMEDIATE FIXED INCOME PORTFOLIO
                                           ------------------------------------------------------
                                                         Fiscal year ending March 31,
                                               2005       2004      2003      2002       2001
                                           ------------------------------------------------------

Net asset value, beginning of period       $   13.10  $   13.11  $   12.41  $   12.48  $   11.83
                                           ------------------------------------------------------

Income from investment operations:
   Net investment income                        0.43       0.45       0.54       0.58       0.66
   Net realized and unrealized gain
      (loss) on investments                    (0.56)      0.21       0.79      (0.05)      0.65
                                           ------------------------------------------------------

      Total from investment operations         (0.13)      0.66       1.33       0.53       1.31
                                           ------------------------------------------------------

Less distributions:
   From net investment income                  (0.43)     (0.45)     (0.54)     (0.58)     (0.66)
   From net realized gain                      (0.09)     (0.22)     (0.09)     (0.02)   --
                                           ------------------------------------------------------

   Total distributions                         (0.52)     (0.67)     (0.63)     (0.60)     (0.66)
                                           ------------------------------------------------------

Net asset value, end of period             $   12.45  $   13.10  $   13.11  $   12.41  $   12.48
                                           ======================================================

Total return                                   (1.02%)     5.10%     10.90%      4.29%     11.43%
                                           ======================================================

Ratios/supplemental data:
Net assets, end of period (millions)       $   57.7   $   55.3   $   41.5   $   33.8   $   28.8
                                           ======================================================

Ratio of expenses to average net assets:
  Before fees waived and
     expenses absorbed                          0.87%      0.91%      0.83%      0.84%      0.90%
  After fees waived and
     expenses absorbed                          0.55%      0.55%      0.55%      0.55%      0.55%
                                           ======================================================


Ratio of net investment income
   to average net assets, after
   fees waived and expenses absorbed            3.35%      3.41%      4.20%      4.64%      5.48%
                                           ======================================================

Portfolio turnover rate                        53.85%     55.34%     49.39%     26.27%      5.05%
                                           ======================================================





See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                             SMALL/MID CAP EQUITY PORTFOLIO - INSTITUTIONAL SHARES
                                              -------------------------------------------------
                                                                                 May 2, 2002+
                                               Fiscal year ending March 31,        through
                                                  2005            2004          March 31, 2003
                                              ------------------------------------------------

Net asset value, beginning of period          $    27.05        $    17.20        $    22.22
                                              ------------------------------------------------

Income from investment operations:
   Net investment loss                             (0.02)            (0.03)            (0.03)
   Net realized and unrealized gain
     (loss) on investments                          3.25              9.88             (4.99)
                                              ------------------------------------------------

      Total from investment operations              3.23              9.85             (5.02)
                                              ------------------------------------------------

Less distributions:
   From net investment income                    --                --                --
   From net realized gain                          (1.05)          --                --
                                              ------------------------------------------------

   Total distributions                             (1.05)          --                --
                                              ------------------------------------------------

Net asset value, end of period                $    29.23        $    27.05        $    17.20
                                              ================================================

Total return                                       11.99%            57.27%           (22.59%)+
                                              ================================================

Ratios/supplemental data:
Net assets, end of period (millions)          $   239.9         $    78.7         $    45.2
                                              ================================================

Ratio of expenses to average net assets:
  Before fees waived and expenses
    absorbed or recouped                            1.00%             1.03%       1.07%^
  After fees waived and expenses
    absorbed or recouped                            n/a               n/a               n/a
                                              ================================================


Ratio of net investment income to
   average net assets, after fees
   waived and expenses absorbed or
   recouped                                        (0.13%)           (0.34%)      (0.32%)^
                                              ================================================

Portfolio turnover rate                           114.78%           134.41%           140.57%+
                                              ================================================



+    Inception date.
+    Not annualized.
^    Annualized.


See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                   CORE EQUITY PORTFOLIO - INSTITUTIONAL SHARES
                                               --------------------------------------------------
                                                                                  May 2, 2002 +
                                                  Fiscal year ending March 31,     through
                                                    2005            2004        March 31, 2003
                                               --------------------------------------------------

Net asset value, beginning of period           $    22.26        $    16.80        $   21.42
                                               ---------------------------------------------

Income from investment operations:
   Net investment income                             0.17              0.07             0.05
   Net realized and unrealized gain
     (loss) on investments                           1.68              5.47            (4.67)
                                               ---------------------------------------------

      Total from investment operations               1.85              5.54            (4.62)
                                               ---------------------------------------------

Less distributions:
   From net investment income                       (0.07)            (0.08)         --
   From net realized gain                         --                --               --
                                               ---------------------------------------------

   Total distributions                              (0.07)            (0.08)         --
                                               ---------------------------------------------

Net asset value, end of period                 $    24.04        $    22.26        $   16.80
                                               =============================================

Total return                                         8.33%            32.99%          (21.57%)+
                                               =============================================

Ratios/supplemental data:
Net assets, end of period (millions)           $   163.5         $   136.1         $   94.1
                                               =============================================

Ratio of expenses to average net assets:
  Before fees waived and expenses
    absorbed or recouped                             0.89%             0.91%       0.90%^
  After fees waived and expenses
    absorbed or recouped                             n/a               n/a          n/a
                                               =============================================


Ratio of net investment income
   to average net assets,
   after fees waived and expenses
   absorbed or recouped                              0.74%             0.33%       0.38%^
                                               =============================================

Portfolio turnover rate                             81.71%            82.83%      84.73%+
                                               =============================================



+ Inception date.
+ Not annualized.
^ Annualized.


See accompanying Notes to Financial Statements.



RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD.


                                                  BALANCED PORTFOLIO - INSTITUTIONAL SHARES
                                                 ---------------------------------------------
                                                                                May 2, 2002 +
                                                 Fiscal year ending March 31,     through
                                                    2005            2004       March 31, 2003
                                                 ---------------------------------------------

Net asset value, beginning of period             $   16.62       $   13.93       $   15.55
                                                 ---------------------------------------------

Income from investment operations:
   Net investment income                              0.26            0.40            0.23
   Net realized and unrealized gain
        (loss) on investments                         0.49            2.51           (1.62)
                                                 ---------------------------------------------

      Total from investment operations                0.75            2.91           (1.39)
                                                 ---------------------------------------------

Less distributions:
   From net investment income                        (0.26)          (0.22)          (0.23)
   From net realized gain                          --              --              --
                                                 ---------------------------------------------

   Total distributions                               (0.26)          (0.22)          (0.23)
                                                 ---------------------------------------------

Net asset value, end of period                   $   17.11       $   16.62       $   13.93
                                                 =============================================

Total return                                          4.57%          21.02%          (8.91%)+
                                                 =============================================

Ratios/supplemental data:
Net assets, end of period (millions)             $   12.9        $   11.6        $      7.4
                                                 =============================================

Ratio of expenses to average net assets:
  Before fees waived and expenses
    absorbed or recouped                              0.96%           0.94%            0.96%^
  After fees waived and expenses
    absorbed or recouped                              0.94%           0.94%            0.94%^
                                                 =============================================


Ratio of net investment income to
   average net assets, after fees
   waived and expenses absorbed or
   recouped                                           1.54%           1.44%            2.02%^
                                                 =============================================
Portfolio turnover rate                              68.55%          82.41%          73.62%+
                                                 =============================================



+ Inception date.
+ Not annualized.
^ Annualized.


See accompanying Notes to Financial Statements.


N O T E S   T O   F I N A N C I A L   S T A T E M E N T S
--------------------------------------------------------------------------------

R A I N I E R   I N V E S T M E N T   M A N A G E M E N T
M U T U A L   F U N D S
MARCH 31, 2005


NOTE 1 - ORGANIZATION

         Rainier Investment Management Mutual Funds (the "Trust") was organized as a business trust in Delaware on December 15, 1993, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust consists of five separate series of portfolios: Small/Mid Cap Equity Portfolio, Core Equity Portfolio, Growth Equity Portfolio, Balanced Portfolio, and Intermediate Fixed Income Portfolio (each a "Fund" and collectively the "Funds").

         Each Fund (except the Growth Equity Portfolio and Intermediate Fixed Income Portfolio) offers two classes of shares, one class being referred to as Original Shares and one class being referred to as Institutional Shares. The Original and Institutional class in each Fund represent an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Original Shares are subject to an annual distribution fee as described in Note 3. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. The Trust is authorized to issue an unlimited number of shares, with $0.01 par value.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

         A) SECURITY VALUATION. The Funds invest in a range of securities, generally including equities and debt securities. Equity securities are valued at the last sale price (for exchange-listed securities) or the last bid price (if lacking any sales and for over-the-counter securities). Portfolio securities listed on the Nasdaq Stock Market, Inc. will be valued at Nasdaq Official Closing Price, which may not necessarily represent the last sale price. Debt securities generally are valued at the mean between the last bid and asked prices. Debt securities and short-term investments with 60 days or less remaining to maturity are valued on an amortized cost basis.

         Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. There were no such securities held during the year ended March 31, 2005.

         B) SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized using the interest method. Distributions to shareholders are recorded on the ex-dividend date. Capital gains and income distributions, if any, are distributed at least annually.

         C) FEDERAL INCOME TAXES. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to shareholders of the Funds. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded by the Funds.

         D) USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S, continued


         E) INDEMNIFICATION OBLIGATIONS. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         A) INVESTMENT MANAGEMENT AGREEMENT. The Trust, on behalf of the Funds, has entered into an investment management agreement with Rainier Investment Management, Inc., (the "Investment Advisor"). Under the terms of the agreement, the Trust will pay a fee equal to the following annual percentages of average daily net assets:

                  Small/Mid Cap Equity Portfolio            0.85%
                  Core Equity Portfolio                     0.75%
                  Growth Equity Portfolio                   0.75%
                  Balanced Portfolio                        0.70%
                  Intermediate Fixed Income Portfolio       0.50%

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

         At a meeting of the Board of Trustees held on March 10, 2005, with all of the independent trustees present, the Board unanimously approved the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and the Investment Advisor with respect to each Fund.

         In considering whether to approve the Advisory Agreement, the Board (including the independent trustees) considered and discussed a substantial amount of information prepared by the Investment Advisor at the Board's request. This information included detailed data on performance and expenses for other investment companies with similar investment objectives and sizes, which was derived from data compiled by an independent third party. The independent trustees received a memorandum discussing the legal standards applicable to their consideration of the proposed renewal. The independent trustees also discussed the proposed renewal in a private session at which no representatives of the Investment Advisor were present. In reaching their determinations relating to the renewal of the Advisory Agreement with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

         In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

         The Board reviewed the past services provided by the Investment Advisor, and the independent trustees concurred that the Investment Advisor provides high-quality advisory services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The Board also viewed favorably the Investment Advisor's promotion of additional personnel involved with investment advisory services provided to the Funds.

INVESTMENT PERFORMANCE

         The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds compared to relevant securities indexes and various peer groups of mutual funds prepared by Lipper Inc. and Morningstar with respect to various periods. The Board (including the independent trustees) concluded that each Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S, continued



COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE INVESTMENT ADVISOR

         At the request of the trustees, the Investment Advisor provided summary information concerning the profitability of the Investment Advisor's investment advisory and investment company activities and its financial condition (such as working capital reserves and liquidity). The trustees reviewed the Investment Advisor's assumptions and methods of allocating certain costs, such as estimates of personnel costs, which constitute the Investment Advisor's largest operating cost. The Investment Advisor stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Investment Advisor where each of the advisory products draws on, and benefits from, the research and other resources of the organization. The Board also accepts the Investment Advisor's assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business.

         The Investment Advisor presented information showing that the advisory fees charged to the Funds are within the range of fees charged to its other institutional advisory clients for comparable investment strategies. As part of that comparison of services provided to institutional advisory clients and the Funds, the Investment Advisor provided a summary of the higher level of services that is needed for the Funds compared to comparably sized institutional clients.

         The trustees recognized that the Investment Advisor should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Investment Advisor's level of profitability from its relationship with each Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

         The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether those fee levels reflect these economies of scale for the benefit of Fund investors. The Board realizes that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Funds grow larger. But the independent trustees did not disagree with the Investment Advisor's assertion that the advisory fees compare favorably to peer group fees and expenses for comparable mutual funds, in most cases ranging from slightly above the median fee rates to below the median fee rates. The Board also recognized the benefits to the Funds of the Investment Advisor's past investment in the Funds' operations (through some past subsidies of the Funds' operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund.

FALL-OUT FINANCIAL BENEFITS

         The Board (including the independent trustees) considered other actual and potential financial benefits to the Investment Advisor in concluding that the contractual advisory fees are reasonable for the Funds. The Board also accepted the Investment Advisor's representation that the Investment Advisor's relationship with the Funds does not present a material subsidy, if any, to the Investment Advisor's level of profitability compared to its other investment advisory business. The Board and the independent trustees separately concluded that the renewal of the Advisory Agreement was in the best interest of the shareholders of each affected Fund.

         B) FEE AND EXPENSE WAIVERS. Effective April 1, 1997, the Investment Advisor has voluntarily undertaken to limit the management fee for the Intermediate Fixed Income Portfolio to 0.45% of the Portfolio's average annual net assets.

         Although not required to do so, the Investment Advisor has contractually agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels:

                  Small/Mid Cap Equity              1.23%
                  Core Equity                       1.04%
                  Growth Equity                     0.94%
                  Balanced                          0.94%
                  Intermediate Fixed Income         0.45%

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S, continued



         Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Investment Advisor under this agreement.

         These percentages are based on the average daily net assets of the Funds, and exclude Rule 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and sales charges. This agreement has a one-year term, renewable at the end of each fiscal year. The agreement may be terminated by either party upon 60 days' written notice.

         Expenses reimbursed by the Advisor may be recouped from the Funds and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. The recoupment period, except for the Growth Equity Portfolio, will be limited to three years from the year of the reimbursement, and is subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. For the Growth Equity Portfolio, the recoupment period of any expense reimbursements in the first year of operations will be limited to five years from the year of reimbursement.

         At March 31, 2005, the amounts available for recoupment that have been paid and/or waived by the Advisor on behalf of the Funds are as follows:

         Growth Equity                              $234,100
         Balanced                                     36,064
         Intermediate Fixed Income                   462,820

         At March 31, 2005, the Advisor may recapture a portion of the following amounts no later than March 31 of the years stated below:

                                                             INTERMEDIATE
                            GROWTH EQUITY      BALANCED      FIXED INCOME
                           ----------------- ------------- -----------------
              2006               $113,816       $15,473         $ 104,098
              2007                 61,313       --                179,620
              2008                 58,971        20,591           179,102

         C) DISTRIBUTION PLAN. The Trust, on behalf of the Funds, has approved a Distribution Plan (the Plan) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Funds will pay a fee to the Investment Advisor (as the distribution coordinator) at an annual rate of up to 0.25% of each Fund's Original Shares' average daily net assets. The fee is paid to the Investment Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. The Institutional Shares of the Small/Mid Cap Equity Portfolio, Core Equity Portfolio, and Balanced Portfolio do not pay any distribution fees.

         Effective April 1, 1997, the distribution fee for the Intermediate Fixed Income Portfolio is limited to 0.10% of the Portfolio's average annual net assets.

         Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC (the "Administrator").

         D) ADMINISTRATIVE SERVICE AGREEMENT. The Trust, on behalf of the Funds, has entered into an administrative services agreement with the Administrator. Under the terms of the agreement, each Fund will pay a monthly fee based on the greater of an annual minimum or the annual rate of:

0.10% of first $100 million of average daily net assets
0.05% of next $100 million of average daily net assets
0.03% of average net assets over $200 million.

         The Small/Mid Cap Equity, Core Equity and Balanced Portfolios will pay an annual minimum fee of $40,000 for Original Shares and $3,333 for Institutional Shares. The Growth Equity Portfolio will pay an annual minimum fee of $12,000 and there is no minimum fee for the Intermediate Fixed Income Portfolio.

         E) OTHER RELATED PARTIES. Certain officers and Trustees of the Funds are also officers and/or directors of the Investment Advisor. Outside Trustees are compensated by the Trust at the total rate of $12,000 per year plus $2,000 for each meeting of the Board of Trustees attended and any travel expenses incurred in such meetings, which is allocated among the Funds. (If all quarterly meetings are attended, total annual compensation for each outside Trustee is $20,000 before travel expenses.)

         On December 10, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Compensation Plan"). Trustees can elect

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S, continued



to receive payment in cash or defer payments provided for in the Compensation Plan. If a trustee elects to defer payment, the Compensation Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value that would have been earned if the account had been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

         An officer of the Administrator and the Trust serves as the Trust's Chief Compliance Officer. The Administrator receives an annual fee of $50,000 from the Trust effective October 2004 for providing the Chief Compliance Officer.

NOTE 4 - INVESTMENT TRANSACTIONS

         The aggregate security purchases and sales, other than short-term obligations and U.S. Government securities, for the year ended March 31, 2005, were as follows:


FUND:                                    PURCHASES                SALES
-----                                    ---------                -----
Small/Mid Cap Equity                  $1,061,172,220          $650,221,830
Core Equity                              421,874,977           432,273,698
Growth Equity                              7,750,104             6,999,048
Balanced                                  86,244,052           108,155,711
Intermediate Fixed Income                 35,805,194            29,400,189


         The Balanced Portfolio and Intermediate Fixed Income Portfolio purchased $6,601,360 and $9,420,835 and sold $13,431,998 and $11,313,981, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by the Small/Mid Cap Equity Portfolio, Core Equity Portfolio and Growth Equity Portfolio.

NOTE 5 - INCOME TAXES

         Capital loss carryforwards available for federal income tax purposes as of March 31, 2005, were as follows:

      EXPIRING IN       CORE EQUITY       GROWTH EQUITY       BALANCED
    --------------- ----------------- ------------------ ----------------
              2010         --                $2,123,363        --
              2011        25,303,936          2,365,935        --
    --------------- ----------------- ------------------ ----------------
             Total       $25,303,936         $4,489,298        --
    --------------- ----------------- ------------------ ----------------

         On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences arising from differing treatment of certain income and nondeductable current year net operating loss, reclassification adjustments were made to increase (decrease) the accounts listed below:

-------------------------- ------------------- --------------------- ----------------------
                                                UNDISTRIBUTED NET      UNDISTRIBUTED NET
FUND                         PAID-IN CAPITAL    INVESTMENT INCOME     REALIZED GAIN (LOSS)
-------------------------- ------------------- --------------------- ----------------------
Small/Mid Cap Equity                -               $1,881,927             ($1,881,927)
-------------------------- ------------------- --------------------- ----------------------
Core Equity                         -                   -                      -
-------------------------- ------------------- --------------------- ----------------------
Growth Equity                    (24,301)               24,301                 -
-------------------------- ------------------- --------------------- ----------------------
Balanced                            -                   -                      -
-------------------------- ------------------- --------------------- ----------------------
Intermediate Fixed Income           -                   (2,714)               2,714
-------------------------- ------------------- --------------------- ----------------------

AS OF MARCH 31, 2005, THE TAX BASIS OF THE FUND'S INVESTMENTS AND TAX COMPONENTS OF DISTRIBUTABLE EARNINGS WERE AS FOLLOWS:

                                     SMALL/MID CAP          CORE         GROWTH EQUITY                       INTERMEDIATE
                                        EQUITY             EQUITY                           BALANCED        FIXED INCOME
                                   ------------------ ----------------- --------------- ----------------- ------------------
Cost of investments for tax
purposes                                $789,968,216      $445,613,741      $6,253,719      $107,953,728        $59,276,468
                                   ------------------ ----------------- --------------- ----------------- ------------------
Gross tax unrealized appreciation        120,557,922        92,326,285         986,596        14,699,962            181,228
Gross tax unrealized depreciation        (17,038,317)      (11,147,130)        (73,780)       (1,846,233)          (828,441)
                                   ------------------ ----------------- --------------- ----------------- ------------------
Net tax unrealized appreciation
(depreciation) on investments           $103,519,605       $81,179,155        $912,816       $12,853,729         $(647,213)
                                   ------------------ ----------------- --------------- ----------------- ------------------
Undistributed ordinary income             $8,993,393        $2,943,278               -            $8,117            $17,390
                                   ------------------ ----------------- --------------- ----------------- ------------------
Undistributed long-term capital
gains                                    $22,857,725                 -               -        $1,698,646                  -
                                   ------------------ ----------------- --------------- ----------------- ------------------


As of March 31, 2005, the Intermediate Fixed Income Portfolio had post-October losses of $41,914.

THE TAX COMPOSITION OF DISTRIBUTIONS PAID DURING THE YEARS ENDED 3/31/05 AND 3/31/04 WERE AS FOLLOWS:

                                Small/Mid Cap      Core Equity     Growth Equity       Balanced        Intermediate
                                   Equity                                                              Fixed Income
                              ------------------ ----------------- --------------- ----------------- ------------------
Ordinary income 2005                 $4,981,467          $776,359              --        $1,667,226         $1,875,889
                              ------------------ ----------------- --------------- ----------------- ------------------
Ordinary income 2004                         --           623,051              --         1,581,759          1,720,182
                              ------------------ ----------------- --------------- ----------------- ------------------
Long-term capital gain 2005         $19,992,700                --              --                --            409,889
                              ------------------ ----------------- --------------- ----------------- ------------------
Long-term capital gain 2004                  --                --              --                --            870,099
                              ------------------ ----------------- --------------- ----------------- ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S, continued

         The percentage of dividend income distributed for the year ended March 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Small Mid Cap Portfolio 39%, Core Equity Portfolio 100% and Balanced Portfolio 78%.

         The percentage of dividend income distributed for the year ended March 31, 2005 designated as qualified dividends received deduction available to corporate shareholders, is as follows (unaudited): Small/Mid Cap Portfolio 31%, Core Equity Portfolio 100% and Balanced Portfolio 73%.

         For the year ended March 31, 2005, the Small/Mid Cap Equity Portfolio and the Balanced Portfolio designated $22,857,725 and $1,698,646, respectively, as long-term capital gains dividends.

NOTE 6 - TRUSTEES AND OFFICERS INFORMATION

         THE FOLLOWING LIST IS PROVIDED IN THIS ORDER: NAME, ADDRESS, (AGE), POSITION(S) HELD WITH TRUST, DATE ELECTED+, PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE, AND OTHER DIRECTORSHIPS HELD BY TRUSTEE. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-248-6314.

INDEPENDENT TRUSTEES

JAMES E. DIAMOND, JR.
P.O. Box 548, Scappoose, OR 97056 (58), Trustee, March 1994, President of Taylormade Products, Inc. (manufacturer of wooden pallets and shipping materials) 2003 to present. Chief Operating Officer of Homestead Capital (nonprofit housing projects) from 2000 to 2002. President and Chief Financial Officer of Paul O. Giesey Adcrafters, Inc. (printing and typography) from 1991 to 1999, 5

JOHN W. FERRIS
820 4th Avenue, Seattle, WA 98104 (64), Trustee, March 1995, Consultant to international companies from 1998 to present. Partner of Peterson Sullivan LLC, prior to 1998, 5

GARY L. SUNDEM
University of Washington, School of Business, Seattle, WA 98195 (60), Trustee, March 1994, Professor of Accounting at University of Washington from 1971 to present, 5


INTERESTED TRUSTEE AND OTHER OFFICERS

J. GLENN HABER*
601 Union St., Ste. 2801, Seattle, WA 98101 (53), Trustee, Chief Executive Officer, Secretary and Treasurer, January 1994, Principal and Chief Operating Officer of the Advisor, 5

JOHN W. O'HALLORAN*
601 Union St., Ste. 2801, Seattle, WA 98101 (44), President, June 2003, Officer of Columbia Management Co. (investment management) from 1983 to 2003.

JAMES R. MARGARD*
601 Union St., Ste. 2801, Seattle, WA 98101 (52), Vice President, January 1994, Principal of the Advisor.

MICHAEL E. RANEY*
601 Union St., Ste. 2801, Seattle, WA 98101 (56), Vice President, January 1994, Principal of the Advisor.

MARK H. DAWSON*
601 Union St., Ste. 2801, Seattle, WA 98101 (48), Vice President, June 2004, Principal of the Advisor.

PETER M. MUSSER*
601 Union St., Ste. 2801, Seattle, WA 98101 (48), Vice President, June 2004, Principal of the Advisor.

ROBERT M. SLOTKY
2020 E. Financial Way, Suite 100, Glendora, CA 91741 (58), Vice President and Chief Compliance Officer, September 2004, Vice President U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, Investment Company Administration, LLC from May 1997 to July 2001

* DENOTES "INTERESTED PERSON," AS THAT IS DEFINED BY THE 1940 ACT.

+ TRUSTEES AND OFFICERS OF THE FUND SERVE UNTIL THEIR RESIGNATION, REMOVAL OR RETIREMENT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS:

         We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rainier Investment Management Mutual Funds (comprised of the Small/Mid Cap Equity, Core Equity, Growth Equity, Balanced and Intermediate Fixed Income Portfolios) as of March 31, 2005 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of securities owned as of March 31, 2005 by correspondence with the custodian and broker or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Rainier Investment Management Mutual Funds as of March 31, 2005, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.




/S/ KPMG LLP
-------------
Los Angeles, California
May 6, 2005





--------------------------------------------------------------------------------
                     DIRECTORY OF FUNDS' SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Rainier Investment Management, Inc.(r)
601 Union Street, Suite 2801
Seattle, WA98101

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
355 South Grand Avenue
Suite 2000
Los Angeles, CA 90071

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

THIS PAGE IS INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS
MARCH 31, 2005 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

You may obtain a description of the Funds' proxy voting policies and procedures and voting records, without charge, upon request by contacting the Funds directly at 1-800-248-6314; on the Fund's website at www.rainierfunds.com/im_prospectapp.asp; or on the EDGAR Database on the SEC's website at www.sec.gov.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Portfolios' Form N-Qs will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

                               INDEX DESCRIPTIONS

The Standard & Poor's 500 Index(r) is an unmanaged index composed of 500 industrial, utility, transportation and financial companies of the U.S. markets. The Index represents about 75% of New York Stock Exchange (NYSE) market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

The Russell 1000(r) Index, the Russell Midcap(r) Index, the Russell 2500(tm) Index and the Russell 2000(r) Index are unmanaged indices composed of the equities of companies ranging in value from approximately $1.6 to $317.8 billion, $1.6 to $12.3 billion, $175.8 million to $4.0 billion, and $175.8 million to $1.6 billion, respectively, as of June 30, 2004.

The Russell 1000(r) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Lehman U.S. Government/Credit Intermediate Bond Index (Lehman Intermediate Bond Index) is an unmanaged index composed of all bonds covered by the Lehman U.S. Government/Credit Index with maturities between one and 9.99 years.

The Consumer Price Index (CPI) is a measure of change in consumer prices as determined by a monthly survey of the U.S. Bureau of Labor Statistics.

The Citigroup 3-Month Treasury Bill Index (91-Day U.S. Treasury Bill Index) is an unmanaged index of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months.

The Balanced Index consists of 60% Standard & Poor's 500 Index, 35% Lehman U.S. Government/Credit Intermediate Bond Index and 5% 91-Day U.S. Treasury Bill Index.

The indices are not available for investment and do not incur charges or expenses.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-248-6314.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gary L. Sundem is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There are no "Other services" provided by the principal accountant during the last two fiscal years ended March 31, 2005 and 3004. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                                  FYE 3/31/2005           FYE 3/31/2004
----------------------------- ----------------------- -----------------------
Audit Fees                           $107,625                $102,500
Audit-Related Fees                     None                    None
Tax Fees                              $20,750                 $22,500
All Other Fees                         None                    None
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

--------------------------------- --------------------- ---------------------
Non-Audit Related Fees                FYE  3/31/2005        FYE  3/31/2004
--------------------------------- --------------------- ---------------------
Registrant                                 None                  None
Registrant's Investment Adviser            None                  None
--------------------------------- --------------------- ---------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Disclosure Controls & Procedures Committee have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed June 23, 2004.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  RAINIER INVESTMENT MANAGEMENT MUTUAL FUNDS

         By (Signature and Title) /S/ J. GLENN HABER
                                  ----------------------------
                                  J. Glenn Haber
                                  Chief Executive Officer and Treasurer

         Date     June 6, 2005
                -------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)*  /S/ J. GLENN HABER
                                    -----------------------------------
                                    J. Glenn Haber
                                    Chief Executive Officer and Treasurer

         Date     June 6, 2005
              ---------------------------------------------------------


* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.